UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21563

Eaton Vance Short Duration Diversified Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2018

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Short Duration Diversified Income Fund (EVG)

Annual Report

October 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2018

Eaton Vance

Short Duration Diversified Income Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Report of Independent Registered Public Accounting Firm	48

Federal Tax Information	49

Dividend Reinvestment Plan	50

Management and Organization	52

Important Notices	55

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets delivered mixed results during the 12-month period ended October 31, 2018. U.S. equities generated healthy gains, and higher-yielding sectors of the U.S. income market advanced. However, a global trend of rising bond yields and widening credit spreads culminated in losses for major U.S. investment-grade and international bond indexes during the period. International equity markets were also generally weak, while the U.S. dollar strengthened against most foreign currencies.

Growth in the U.S. economy and corporate earnings accelerated during the period, boosted by tax reform. With the economy on solid ground and inflation under control, the U.S. Federal Reserve (the Fed) gradually raised interest rates and reduced the size of its balance sheet. Overseas, the European Central Bank (ECB) tapered its monthly bond purchases and announced it would end them entirely by December 2018. Nonetheless, the ECB held interest rates at record lows amid softening economic growth and heightened political uncertainty in the region. Rising populism and anti-immigration sentiment permeated eurozone politics, as illustrated by a budget standoff between the newly elected Italian government and the European Union. In Japan, the central bank remained highly accommodative in an effort to revive inflation, but allowed 10-year government bond yields to edge higher.

Over the course of the period, the backdrop for emerging markets deteriorated as global liquidity tightened. The eurozone economy lost momentum and China’s already-slowing economy began to feel the effects of U.S. trade tariffs. Developments in a handful of larger emerging markets exacerbated these broad headwinds, including U.S. sanctions against Russia, a currency crisis in Argentina, and escalating political tensions between Turkey and the U.S. A strong rally in oil prices was an additional challenge for oil-importing countries like China and India, and a boost for exporters during the period.

Fund Performance

For the fiscal year ended October 31, 2018, Eaton Vance Short Duration Diversified Income Fund (the Fund) had a total return of 2.56% at net asset value (NAV).

Floating-rate loans were the leading driver of the Fund’s performance during the period. Historically, the Fund has normally maintained underweight exposures to lower-credit7 segments of the senior-secured loan market — namely the CCC and D (defaulted) rating tiers. This strategy may help the Fund experience limited credit losses over the long run, but it may detract from relative performance in times when lower-quality loans perform well.

During the period, the Fund’s underweight to CCC-rated loans, which returned 8.82%, detracted from performance. However,

the Fund’s underweight to D-rated loans, which returned –8.43%, contributed to results. On the sector level, the period was notable for strong performance in the retail sector of the loan market — excluding food and drugs — which rallied back after suffering negative returns during the previous one-year period ended October 31, 2017. The Fund’s underweight exposure to retail was a detractor from relative results. Security selection was also a driver of performance, with rebounding loan picks in the brokerage/securities dealer and oil and gas sectors aiding performance.

Investments in mortgage-backed securities (MBS) had a positive contribution to the Fund’s performance during the one-year period ended October 31, 2018. Spreads in the agency MBS market widened over the course of the year as the Fed continued its balance sheet normalization, which left a supply-demand imbalance that led to wider spreads. Despite widening spreads in generic agency MBS and negative returns in the agency MBS Index, the Fund had a positive return in its agency MBS investments. The Fund benefited from its focus in parts of the agency MBS collateralized mortgage obligation market that would benefit from rising interest rates — primarily negative duration8 interest-only agency MBS strips.

Rising interest rates led to slower prepayment speeds, which translated to lower refinancing activity and higher prices across the interest-only agency MBS universe. The Fund also benefited from its position in floating-rate agency MBS, which outperformed fixed-rate agency MBS and U.S. Treasurys over the course of the year. As the short end of the yield curve9 rose on the back of the Fed’s interest rate hikes, the coupons in floating-rate agency MBS reset higher, providing more yield to buyers going forward. The Fund’s exposure to non-U.S. instruments detracted slightly from Fund performance during the period. Positive contributions to performance of the Fund’s foreign portfolio came across various credit positions in the governments of Cyprus, Bahamas, Ecuador, Rwanda, and Macedonia. Significant detractors came from credit positions in the governments of Barbados, Turkey, and Argentina. In general, emerging markets suffered a difficult year — Barbados announced a default in June 2018, and Turkey and Argentina’s local and external markets came under significant pressure shortly thereafter. However, many countries with idiosyncratic fundamental improvement stories — like those that contributed to positive performance — were able to generate positive returns.

Elsewhere, the Fund’s smaller allocations to high-yield bonds and commercial MBS aided performance during the period. On the other hand, the Fund’s minimal exposure to investment-grade corporate bonds hurt performance, as this area of the market had negative returns during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Performance2

Portfolio Managers Scott H. Page, CFA, Payson F. Swaffield, CFA, Catherine C. McDermott, Andrew Szczurowski, CFA, Eric Stein, CFA and Sarah C.Orvin, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	02/28/2005	2.56%	4.51%	7.13%
Fund at Market Price	—	–4.63	3.56	7.36

% Premium/Discount to NAV[3]
				–13.90%

Distributions[4]
Total Distributions per share for the period				$0.849
Distribution Rate at NAV				5.29%
Distribution Rate at Market Price				6.14%

% Total Leverage[5]
Derivatives				20.52%
Borrowings				17.78

Fund Profile

Asset Allocation (% of total leveraged assets)6

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	Performance results reflect the effects of leverage. Absent an expense waiver by the investment adviser, if applicable, the returns would be lower.

[3]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[4]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[5]

The Fund employs leverage through derivatives and borrowings. Total leverage is shown as a percentage of the Fund’s aggregate net assets plus the absolute notional value of long and short derivatives and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[6]

Total leveraged assets include all assets of the Fund (including those acquired with financial leverage) and derivatives held by the Fund. Asset Allocation as a percentage of the Fund’s net assets amounted to 162.1%. Please refer to the definition of total leveraged assets within the Notes to Financial Statements included herein.

[7]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[8]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[9]

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term rates fall and/or short-term rates increase, and the yield curve steepens when long-term rates increase and/or short-term rates fall.

Fund profile subject to change due to active management.

4

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Portfolio of Investments

Senior Floating-Rate Loans — 34.1%(1)
Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.5%
TransDigm, Inc.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing June 9, 2023	967	$964,032
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing August 22, 2024	490	488,801
		$1,452,833

Automotive — 0.8%
Allison Transmission, Inc.
Term Loan, 4.04%, (1 mo. USD LIBOR + 1.75%), Maturing September 23, 2022	227	$228,819
Belron Finance US, LLC
Term Loan, 4.59%, (3 mo. USD LIBOR + 2.25%), Maturing November 7, 2024	74	74,903
Dayco Products, LLC
Term Loan, 6.56%, (3 mo. USD LIBOR + 4.25%), Maturing May 19, 2023	171	172,908
FCA US, LLC
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing December 31, 2018	216	216,304
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.32%, (1 mo. USD LIBOR + 2.00%), Maturing March 7, 2025	383	382,375
Horizon Global Corporation
Term Loan, 8.30%, (1 mo. USD LIBOR + 6.00%), Maturing June 30, 2021	71	69,865
L&W, Inc.
Term Loan, 6.29%, (1 mo. USD LIBOR + 4.00%), Maturing May 22, 2025	125	125,233
Tenneco, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing October 1, 2025	525	524,180
Tower Automotive Holdings USA, LLC
Term Loan, 5.06%, (1 mo. USD LIBOR + 2.75%), Maturing March 7, 2024	227	226,728
		$2,021,315

Beverage and Tobacco — 0.1%
Flavors Holdings, Inc.
Term Loan, 8.14%, (3 mo. USD LIBOR + 5.75%), Maturing April 3, 2020	321	$304,483
		$304,483

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Brokerage / Securities Dealers / Investment Houses — 0.1%
Advisor Group, Inc.
Term Loan, 6.04%, (1 mo. USD LIBOR + 3.75%), Maturing August 15, 2025	75	$75,445
Aretec Group, Inc.
Term Loan, 6.51%, (3 mo. USD LIBOR + 4.25%), Maturing October 1, 2025	175	176,149
OZ Management L.P.
Term Loan, 7.06%, (1 mo. USD LIBOR + 4.75%), Maturing April 11, 2023	80	80,600
		$332,194

Building and Development — 0.9%
Brookfield Property REIT, Inc.
Term Loan, 4.79%, (1 mo. USD LIBOR + 2.50%), Maturing August 27, 2025	150	$147,961
Core & Main L.P.
Term Loan, 5.32%, (3 mo. USD LIBOR + 3.00%), Maturing August 1, 2024	124	123,853
CPG International, Inc.
Term Loan, 6.25%, (6 mo. USD LIBOR + 3.75%), Maturing May 3, 2024	388	391,016
DTZ U.S. Borrower, LLC
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing August 21, 2025	800	800,926
Pisces Midco, Inc.
Term Loan, Maturing April 12, 2025(3)	100	99,771
Quikrete Holdings, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing November 15, 2023	433	431,726
RE/MAX International, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing December 15, 2023	395	396,598
Summit Materials Companies I, LLC
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing November 21, 2024	124	123,655
		$2,515,506

Business Equipment and Services — 3.7%
Acosta Holdco, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing September 26, 2021	527	$392,785
AlixPartners, LLP
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing April 4, 2024	50	49,856

5	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
AppLovin Corporation
Term Loan, 6.06%, (3 mo. USD LIBOR + 3.75%), Maturing August 15, 2025		225	$227,180
ASGN Incorporated
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing April 2, 2025		72	72,016
Blitz F18-675 GmbH
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 31, 2025	EUR	225	257,349
Bracket Intermediate Holding Corp.
Term Loan, 6.57%, (3 mo. USD LIBOR + 4.25%), Maturing September 5, 2025		125	125,469
Ceridian HCM Holding, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing April 5, 2025		225	225,563
Change Healthcare Holdings, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2024		1,146	1,145,704
CPM Holdings, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing April 11, 2022		243	243,795
Term Loan, Maturing October 24, 2025(3)		50	50,375
Cypress Intermediate Holdings III, Inc.
Term Loan, 5.31%, (1 mo. USD LIBOR + 3.00%), Maturing April 26, 2024		222	222,697
EAB Global, Inc.
Term Loan, 6.41%, (USD LIBOR + 3.75%), Maturing November 15, 2024(2)		199	197,756
Education Management, LLC
Term Loan, 0.00%, Maturing July 2, 2020(4)(5)		67	12,709
Term Loan, 0.00%, Maturing July 2, 2020(4)(5)		152	0
EIG Investors Corp.
Term Loan, 6.06%, (3 mo. USD LIBOR + 3.75%), Maturing February 9, 2023		518	520,769
Extreme Reach, Inc.
Term Loan, 8.56%, (1 mo. USD LIBOR + 6.25%), Maturing February 7, 2020		91	91,519
First Data Corporation
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing July 8, 2022		421	421,024
Garda World Security Corporation
Term Loan, 5.82%, (3 mo. USD LIBOR + 3.50%), Maturing May 24, 2024		316	317,790
IG Investment Holdings, LLC
Term Loan, 5.84%, (USD LIBOR + 3.50%), Maturing May 23, 2025(2)		432	434,804

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Information Resources, Inc.
Term Loan, 6.57%, (3 mo. USD LIBOR + 4.25%), Maturing January 18, 2024	172	$172,662
Iron Mountain, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026	124	122,924
J.D. Power and Associates
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing September 7, 2023	172	172,730
KAR Auction Services, Inc.
Term Loan, 4.69%, (3 mo. USD LIBOR + 2.25%), Maturing March 11, 2021	348	348,035
Kronos Incorporated
Term Loan, 5.34%, (3 mo. USD LIBOR + 3.00%), Maturing November 1, 2023	1,034	1,037,177
LegalZoom.com, Inc.
Term Loan, 6.54%, (1 mo. USD LIBOR + 4.25%), Maturing November 21, 2024	124	125,135
Monitronics International, Inc.
Term Loan, 7.89%, (3 mo. USD LIBOR + 5.50%), Maturing September 30, 2022	239	234,192
PGX Holdings, Inc.
Term Loan, 7.56%, (1 mo. USD LIBOR + 5.25%), Maturing September 29, 2020	327	320,365
Pre-Paid Legal Services, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025	69	69,286
Prime Security Services Borrower, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2022	295	295,570
Red Ventures, LLC
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing November 8, 2024	164	164,181
Solera, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023	124	124,101
Spin Holdco, Inc.
Term Loan, 5.69%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2022	610	610,824
Tempo Acquisition, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024	148	148,333
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 4.81%, (3 mo. USD LIBOR + 2.50%), Maturing March 17, 2025	298	298,411
West Corporation
Term Loan, 6.53%, (USD LIBOR + 4.00%), Maturing October 10, 2024(2)	174	173,232

6	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Worldpay, LLC
Term Loan, 4.03%, (1 mo. USD LIBOR + 1.75%), Maturing October 14, 2023	107	$107,031
Term Loan, 4.03%, (1 mo. USD LIBOR + 1.75%), Maturing August 9, 2024	274	273,530
		$9,806,879

Cable and Satellite Television — 1.8%
Altice US Finance I Corporation
Term Loan, Maturing January 10, 2026(3)	150	$149,813
Charter Communications Operating, LLC
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing April 30, 2025	546	546,557
CSC Holdings, LLC
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025	452	450,782
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing January 25, 2026	199	199,647
MCC Iowa, LLC
Term Loan, 4.22%, (1 week USD LIBOR + 2.00%), Maturing January 15, 2025	166	166,094
Numericable Group SA
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing July 31, 2025	320	311,722
Radiate Holdco, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing February 1, 2024	174	172,798
Telenet Financing USD, LLC
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing August 15, 2026	375	373,985
Unitymedia Finance, LLC
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026	150	149,920
UPC Financing Partnership
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026	375	373,815
Virgin Media Bristol, LLC
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026	1,275	1,275,683
Ziggo Secured Finance Partnership
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2025	625	613,427
		$4,784,243

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Chemicals and Plastics — 1.7%
Ashland, Inc.
Term Loan, 4.04%, (1 mo. USD LIBOR + 1.75%), Maturing May 17, 2024	99	$99,100
Axalta Coating Systems US Holdings, Inc.
Term Loan, 4.14%, (3 mo. USD LIBOR + 1.75%), Maturing June 1, 2024	365	364,299
Emerald Performance Materials, LLC
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2021	334	336,062
Term Loan - Second Lien, 10.05%, (1 mo. USD LIBOR + 7.75%), Maturing August 1, 2022	100	100,333
Ferro Corporation
Term Loan, 4.64%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024	49	49,277
Term Loan, 4.64%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024	50	50,348
Gemini HDPE, LLC
Term Loan, 5.03%, (3 mo. USD LIBOR + 2.50%), Maturing August 7, 2024	351	352,207
H.B. Fuller Company
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing October 20, 2024	314	313,716
Ineos US Finance, LLC
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing March 31, 2024	521	521,388
Invictus U.S., LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025	75	75,045
Kraton Polymers, LLC
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing March 5, 2025	78	77,617
MacDermid, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing June 7, 2023	258	257,553
Messer Industries, LLC
Term Loan, Maturing October 1, 2025(3)	175	175,284
PQ Corporation
Term Loan, 5.03%, (3 mo. USD LIBOR + 2.50%), Maturing February 8, 2025	332	331,859
Schenectady International Group, Inc.
Term Loan, 7.19%, (3 mo. USD LIBOR + 4.75%), Maturing October 15, 2025	125	124,609
Spectrum Holdings III Corp.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2025	113	112,332
Starfruit Finco B.V.
Term Loan, 5.51%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025	375	374,824

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Tata Chemicals North America, Inc.
Term Loan, 5.19%, (3 mo. USD LIBOR + 2.75%), Maturing August 7, 2020		161	$160,526
Tronox Blocked Borrower, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing September 23, 2024		158	157,432
Tronox Finance, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing September 23, 2024		364	363,305
Unifrax I, LLC
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing April 4, 2024		198	198,619
			$4,595,735

Conglomerates — 0.1%
Spectrum Brands, Inc.
Term Loan, 4.35%, (USD LIBOR + 2.00%), Maturing June 23, 2022(2)		321	$321,826
			$321,826

Containers and Glass Products — 0.5%
Berlin Packaging, LLC
Term Loan, 5.28%, (USD LIBOR + 3.00%), Maturing November 7, 2025(2)		25	$24,951
BWAY Holding Co.,
Term Loan, 5.66%, (3 mo. USD LIBOR + 3.25%), Maturing April 3, 2024		238	236,555
Consolidated Container Company, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024		248	248,162
Flex Acquisition Company, Inc.
Term Loan, 5.51%, (1 mo. USD LIBOR + 3.25%), Maturing June 29, 2025		224	225,099
Pelican Products, Inc.
Term Loan, 5.77%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2025		100	99,958
Verallia Packaging S.A.S
Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), Maturing October 29, 2022	EUR	278	315,739
Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing August 29, 2025	EUR	200	227,503
			$1,377,967

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Cosmetics / Toiletries — 0.1%
KIK Custom Products, Inc.
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing May 15, 2023	296	$294,979
		$294,979

Drugs — 1.5%
Alkermes, Inc.
Term Loan, 4.54%, (1 mo. USD LIBOR + 2.25%), Maturing March 23, 2023	71	$71,195
Amneal Pharmaceuticals, LLC
Term Loan, 5.81%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025	524	526,616
Arbor Pharmaceuticals, Inc.
Term Loan, 7.49%, (3 mo. USD LIBOR + 5.00%), Maturing July 5, 2023	261	261,903
Bausch Health Companies, Inc.
Term Loan, 5.27%, (1 mo. USD LIBOR + 3.00%), Maturing June 1, 2025	850	852,104
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 6.56%, (1 mo. USD LIBOR + 4.25%), Maturing April 29, 2024	765	768,814
Horizon Pharma, Inc.
Term Loan, 5.31%, (3 mo. USD LIBOR + 3.00%), Maturing March 29, 2024	647	649,300
Mallinckrodt International Finance SA
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing September 24, 2024	638	631,427
Term Loan, 5.52%, (6 mo. USD LIBOR + 3.00%), Maturing February 24, 2025	124	123,727
PharMerica Corporation
Term Loan, 5.78%, (1 mo. USD LIBOR + 3.50%), Maturing December 6, 2024	124	124,997
		$4,010,083

Ecological Services and Equipment — 0.2%
EnergySolutions, LLC
Term Loan, 6.14%, (3 mo. USD LIBOR + 3.75%), Maturing May 9, 2025	175	$176,090
GFL Environmental, Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing May 30, 2025	311	306,763
Term Loan, 7.00%, (3 mo. USD Prime + 1.75%), Maturing May 30, 2025	39	38,202
		$521,055

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical — 3.8%
Almonde, Inc.
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing June 13, 2024	400	$398,195
Answers Finance, LLC
Term Loan - Second Lien, 9.00%, (3 mo. USD Prime + 7.90%, Cap 1.10%), Maturing September 15, 2021	30	29,230
Applied Systems, Inc.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing September 19, 2024	347	347,703
Avast Software B.V.
Term Loan, 4.89%, (3 mo. USD LIBOR + 2.50%), Maturing September 30, 2023	240	241,352
Blackhawk Network Holdings, Inc.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing June 15, 2025	125	125,093
BMC Software Finance, Inc.
Term Loan, 6.65%, (3 mo. USD LIBOR + 4.25%), Maturing October 2, 2025	375	376,641
Campaign Monitor Finance Pty. Limited
Term Loan, 7.49%, (3 mo. USD LIBOR + 5.25%), Maturing March 18, 2021	117	108,949
Cohu, Inc.
Term Loan, 5.40%, (3 mo. USD LIBOR + 3.00%), Maturing September 20, 2025	100	100,188
CommScope, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing December 29, 2022	68	68,330
Cypress Semiconductor Corporation
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing July 5, 2021	184	183,560
DigiCert, Inc.
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing October 31, 2024	175	174,871
Electro Rent Corporation
Term Loan, 7.49%, (3 mo. USD LIBOR + 5.00%), Maturing January 31, 2024	221	223,550
Epicor Software Corporation
Term Loan, 5.56%, (1 mo. USD LIBOR + 3.25%), Maturing June 1, 2022	25	24,876
Exact Merger Sub, LLC
Term Loan, 6.64%, (3 mo. USD LIBOR + 4.25%), Maturing September 27, 2024	99	99,835
EXC Holdings III Corp.
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing December 2, 2024	74	75,089

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Financial & Risk US Holdings, Inc.
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing October 1, 2025	175	$173,688
Flexera Software, LLC
Term Loan, 5.56%, (1 mo. USD LIBOR + 3.25%), Maturing February 26, 2025	25	24,963
GlobalLogic Holdings, Inc.
Term Loan, 1.63%, Maturing August 1, 2025(6)	9	9,451
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing August 1, 2025	66	66,158
Go Daddy Operating Company, LLC
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing February 15, 2024	814	815,646
GTCR Valor Companies, Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing June 16, 2023	118	117,895
Hyland Software, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing July 1, 2024	99	99,364
Infoblox, Inc.
Term Loan, 6.80%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023	145	145,837
Informatica, LLC
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing August 5, 2022	353	354,062
Lattice Semiconductor Corporation
Term Loan, 6.53%, (1 mo. USD LIBOR + 4.25%), Maturing March 10, 2021	80	80,186
MA FinanceCo., LLC
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing November 19, 2021	868	862,301
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024	26	25,410
Microchip Technology Incorporated
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing May 29, 2025	339	338,192
MTS Systems Corporation
Term Loan, 5.54%, (1 mo. USD LIBOR + 3.25%), Maturing July 5, 2023	213	213,787
Renaissance Holding Corp.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing May 30, 2025	175	173,981
Rocket Software, Inc.
Term Loan, 6.14%, (3 mo. USD LIBOR + 3.75%), Maturing October 14, 2023	221	221,746
Seattle Spinco, Inc.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024	173	171,655

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
SkillSoft Corporation
Term Loan, 7.05%, (1 mo. USD LIBOR + 4.75%), Maturing April 28, 2021	676	$625,715
SolarWinds Holdings, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing February 5, 2024	174	174,290
SS&C Technologies Holdings Europe S.a.r.l.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	212	210,963
SS&C Technologies, Inc.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	546	544,280
SurveyMonkey, Inc.
Term Loan, 6.06%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025	220	221,100
Tibco Software, Inc.
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing December 4, 2020	148	148,393
TriTech Software Systems
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing August 29, 2025	125	125,521
Uber Technologies
Term Loan, 5.78%, (1 mo. USD LIBOR + 3.50%), Maturing July 13, 2023	319	319,197
Term Loan, 6.28%, (1 mo. USD LIBOR + 4.00%), Maturing April 4, 2025	224	225,174
Ultra Clean Holdings, Inc.
Term Loan, 6.80%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	125	122,969
Verifone Systems, Inc.
Term Loan, 6.32%, (3 mo. USD LIBOR + 4.00%), Maturing August 20, 2025	125	125,250
Vero Parent, Inc.
Term Loan, 7.30%, (1 mo. USD LIBOR + 5.00%), Maturing August 16, 2024	223	223,613
Wall Street Systems Delaware, Inc.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing November 21, 2024	124	123,442
Western Digital Corporation
Term Loan, 4.04%, (1 mo. USD LIBOR + 1.75%), Maturing April 29, 2023	342	340,471
		$10,002,162

Equipment Leasing — 0.7%
Avolon TLB Borrower 1 (US), LLC
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2025	743	$741,431

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Equipment Leasing (continued)
Delos Finance S.a.r.l.
Term Loan, 4.14%, (3 mo. USD LIBOR + 1.75%), Maturing October 6, 2023	425	$426,139
Flying Fortress, Inc.
Term Loan, 4.14%, (3 mo. USD LIBOR + 1.75%), Maturing October 30, 2022	500	502,232
IBC Capital Limited
Term Loan, 6.09%, (3 mo. USD LIBOR + 3.75%), Maturing September 11, 2023	75	74,625
		$1,744,427

Financial Intermediaries — 1.2%
Citco Funding, LLC
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing March 31, 2022	653	$655,850
Clipper Acquisitions Corp.
Term Loan, 4.03%, (1 mo. USD LIBOR + 1.75%), Maturing December 27, 2024	174	173,903
Ditech Holding Corporation
Term Loan, 8.30%, (1 mo. USD LIBOR + 6.00%), Maturing June 30, 2022	513	477,251
Donnelley Financial Solutions, Inc.
Term Loan, 5.22%, (1 week USD LIBOR + 3.00%), Maturing October 2, 2023	31	30,791
EIG Management Company, LLC
Term Loan, 6.06%, (3 mo. USD LIBOR + 3.75%), Maturing February 22, 2025	50	50,092
Focus Financial Partners, LLC
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing July 3, 2024	274	275,084
Fortress Investment Group, LLC
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing December 27, 2022	169	169,645
Franklin Square Holdings L.P.
Term Loan, 4.81%, (1 mo. USD LIBOR + 2.50%), Maturing August 1, 2025	75	75,327
Freedom Mortgage Corporation
Term Loan, 7.05%, (1 mo. USD LIBOR + 4.75%), Maturing February 23, 2022	169	170,522
Greenhill & Co., Inc.
Term Loan, 6.05%, (USD LIBOR + 3.75%), Maturing October 12, 2022(2)	144	145,277
GreenSky Holdings, LLC
Term Loan, 5.56%, (1 mo. USD LIBOR + 3.25%), Maturing March 31, 2025	199	199,995

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Guggenheim Partners, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing July 21, 2023	189	$190,339
Harbourvest Partners, LLC
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing March 1, 2025	71	71,272
LPL Holdings, Inc.
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing September 23, 2024	247	247,653
StepStone Group L.P.
Term Loan, 6.29%, (1 mo. USD LIBOR + 4.00%), Maturing March 14, 2025	100	100,371
Walker & Dunlop, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing December 11, 2020	118	118,878
		$3,152,250

Food Products — 1.0%
Alphabet Holding Company, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024	371	$355,356
CHG PPC Parent, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing March 31, 2025	75	74,719
Del Monte Foods, Inc.
Term Loan, 5.56%, (3 mo. USD LIBOR + 3.25%), Maturing February 18, 2021	119	105,966
Hearthside Food Solutions, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing May 23, 2025	100	98,223
High Liner Foods Incorporated
Term Loan, 5.65%, (3 mo. USD LIBOR + 3.25%), Maturing April 24, 2021	134	126,930
HLF Financing S.a.r.l.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2025	150	150,750
Jacobs Douwe Egberts International B.V.
Term Loan, 4.63%, (3 mo. USD LIBOR + 2.25%), Maturing July 1, 2022	268	268,731
JBS USA, LLC
Term Loan, 4.84%, (3 mo. USD LIBOR + 2.50%), Maturing October 30, 2022	1,183	1,184,381
Nomad Foods Europe Midco Limited
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024	199	198,337

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food Products (continued)
Post Holdings, Inc.
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing May 24, 2024	164	$163,623
Restaurant Technologies, Inc.
Term Loan, 5.65%, (3 mo. USD LIBOR + 3.25%), Maturing October 1, 2025	25	25,125
		$2,752,141

Food Service — 0.3%
Aramark Services, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing March 11, 2025	140	$140,162
Del Frisco’s Restaurant Group, Inc.
Term Loan, 8.31%, (1 mo. USD LIBOR + 6.00%), Maturing June 27, 2025	75	73,316
IRB Holding Corp.
Term Loan, 5.46%, (2 mo. USD LIBOR + 3.25%), Maturing February 5, 2025	274	274,473
KFC Holding Co.
Term Loan, 4.04%, (1 mo. USD LIBOR + 1.75%), Maturing April 3, 2025	172	171,763
US Foods, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing June 27, 2023	124	124,330
		$784,044

Food / Drug Retailers — 0.3%
Albertsons, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing August 25, 2021	226	$225,852
Term Loan, 5.31%, (3 mo. USD LIBOR + 3.00%), Maturing June 22, 2023	488	486,119
Term Loan, Maturing October 29, 2025(3)	25	24,831
Diplomat Pharmacy, Inc.
Term Loan, 6.81%, (1 mo. USD LIBOR + 4.50%), Maturing December 20, 2024	81	81,154
		$817,956

Health Care — 3.0%
ADMI Corp.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing April 30, 2025	249	$250,349
Akorn, Inc.
Term Loan, 7.81%, (1 mo. USD LIBOR + 5.50%), Maturing April 16, 2021	159	147,778

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Alliance Healthcare Services, Inc.
Term Loan, 6.80%, (1 mo. USD LIBOR + 4.50%), Maturing October 24, 2023	148	$148,671
Athletico Management, LLC
Term Loan, Maturing October 31, 2025(3)	75	75,375
Avantor, Inc.
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing November 21, 2024	199	200,082
Beaver-Visitec International, Inc.
Term Loan, 6.39%, (3 mo. USD LIBOR + 4.00%), Maturing August 21, 2023	147	147,558
BW NHHC Holdco, Inc.
Term Loan, 7.29%, (1 mo. USD LIBOR + 5.00%), Maturing May 15, 2025	150	147,007
CHG Healthcare Services, Inc.
Term Loan, 5.45%, (USD LIBOR + 3.00%), Maturing June 7, 2023(2)	442	444,167
Concentra, Inc.
Term Loan, 5.03%, (1 mo. USD LIBOR + 2.75%), Maturing June 1, 2022	50	50,188
DaVita, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing June 24, 2021	328	329,281
DJO Finance, LLC
Term Loan, 5.60%, (USD LIBOR + 3.25%), Maturing June 8, 2020(2)	387	386,661
Envision Healthcare Corp.,
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025	175	171,731
Gentiva Health Services, Inc.
Term Loan, 6.06%, (1 mo. USD LIBOR + 3.75%), Maturing July 2, 2025	293	294,305
Greatbatch Ltd.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing October 27, 2022	112	112,106
Hanger, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing March 6, 2025	149	149,063
Indivior Finance S.a.r.l.
Term Loan, 7.03%, (3 mo. USD LIBOR + 4.50%), Maturing December 18, 2022	205	204,580
Inovalon Holdings, Inc.
Term Loan, 5.81%, (1 mo. USD LIBOR + 3.50%), Maturing April 2, 2025	175	174,563
IQVIA, Inc.
Term Loan, 4.39%, (3 mo. USD LIBOR + 2.00%), Maturing March 7, 2024	258	259,104

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
IQVIA, Inc. (continued)
Term Loan, 4.39%, (3 mo. USD LIBOR + 2.00%), Maturing January 17, 2025	223	$223,411
Kinetic Concepts, Inc.
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing February 2, 2024	494	496,167
KUEHG Corp.
Term Loan, 6.14%, (3 mo. USD LIBOR + 3.75%), Maturing February 21, 2025	317	319,372
Term Loan - Second Lien, 10.64%, (3 mo. USD LIBOR + 8.25%), Maturing August 18, 2025	50	50,750
MPH Acquisition Holdings, LLC
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing June 7, 2023	364	364,096
Navicure, Inc.
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing November 1, 2024	124	124,705
New Millennium Holdco, Inc.
Term Loan, 8.80%, (1 mo. USD LIBOR + 6.50%), Maturing December 21, 2020	86	47,376
One Call Corporation
Term Loan, 7.53%, (1 mo. USD LIBOR + 5.25%), Maturing November 25, 2022	227	213,696
Ortho-Clinical Diagnostics SA
Term Loan, 5.54%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2025	523	521,651
Parexel International Corporation
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	396	391,298
Prospect Medical Holdings, Inc.
Term Loan, 7.81%, (1 mo. USD LIBOR + 5.50%), Maturing February 22, 2024	174	175,104
Select Medical Corporation
Term Loan, 4.78%, (3 mo. USD LIBOR + 2.50%), Maturing March 6, 2025	246	247,358
Surgery Center Holdings, Inc.
Term Loan, 5.57%, (3 mo. USD LIBOR + 3.25%), Maturing September 2, 2024	149	148,407
Syneos Health, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing August 1, 2024	59	58,625
Tecomet, Inc.
Term Loan, 5.78%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2024	123	123,842
U.S. Anesthesia Partners, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing June 23, 2024	173	173,477

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Universal Hospital Services, Inc.
Term Loan, Maturing October 18, 2025(3)	75	$75,563
Verscend Holding Corp.
Term Loan, 6.80%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	225	226,828
Wink Holdco, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing December 2, 2024	323	322,361
		$7,996,656

Home Furnishings — 0.3%
Serta Simmons Bedding, LLC
Term Loan, 5.77%, (USD LIBOR + 3.50%), Maturing November 8, 2023(2)	786	$714,671
		$714,671

Industrial Equipment — 1.4%
AL Alpine AT Bidco GmbH
Term Loan, Maturing September 30, 2025(3)	25	$25,063
Altra Industrial Motion Corp.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2025	100	99,875
Apex Tool Group, LLC
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2022	368	363,737
Clark Equipment Company
Term Loan, 4.38%, (USD LIBOR + 2.00%), Maturing May 18, 2024(2)	254	253,196
DexKo Global, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing July 24, 2024	124	124,555
EWT Holdings III Corp.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing December 20, 2024	759	758,437
Filtration Group Corporation
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2025	249	250,097
Gardner Denver, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing July 30, 2024	160	160,218
Gates Global, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing April 1, 2024	368	369,355
Hamilton Holdco, LLC
Term Loan, 4.40%, (3 mo. USD LIBOR + 2.00%), Maturing July 2, 2025	125	124,804

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Paladin Brands Holding, Inc.
Term Loan, 7.89%, (3 mo. USD LIBOR + 5.50%), Maturing August 15, 2022		191	$191,896
Pro Mach Group, Inc.
Term Loan, 5.28%, (3 mo. USD LIBOR + 3.00%), Maturing March 7, 2025		25	24,797
Robertshaw US Holding Corp.
Term Loan, 5.81%, (1 mo. USD LIBOR + 3.50%), Maturing February 28, 2025		149	147,757
Tank Holding Corp.
Term Loan, 5.81%, (USD LIBOR + 3.50%), Maturing March 17, 2022(2)		131	131,240
Titan Acquisition Limited
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		423	399,265
Wittur GmbH
Term Loan, 5.00%, (3 mo. EURIBOR + 4.00%, Floor 1.00%), Maturing March 31, 2022	EUR	175	200,568
			$3,624,860

Insurance — 1.2%
Alliant Holdings I, Inc.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing May 9, 2025		246	$245,582
AmWINS Group, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing January 25, 2024		100	100,120
Asurion, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing August 4, 2022		915	917,307
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023		416	417,119
Term Loan - Second Lien, 8.80%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025		100	102,813
Hub International, Ltd.,
Term Loan, 5.49%, (3 mo. USD LIBOR + 3.00%), Maturing April 25, 2025		723	722,413
NFP Corp.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing January 8, 2024		50	49,913
Sedgwick Claims Management Services, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2021		174	174,277
USI, Inc.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024		396	394,218
			$3,123,762

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies — 1.2%
AMC Entertainment Holdings, Inc.
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing December 15, 2022	388	$388,631
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing December 15, 2023	98	98,410
Ancestry.com Operations, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing October 19, 2023	123	123,885
Bombardier Recreational Products, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing May 23, 2025	811	809,754
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 6.14%, (3 mo. USD LIBOR + 3.75%), Maturing July 8, 2022	166	164,528
ClubCorp Holdings, Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024	269	265,484
Crown Finance US, Inc.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing February 28, 2025	299	297,647
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2024	110	108,841
Emerald Expositions Holding, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024	167	166,618
Lindblad Expeditions, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing March 21, 2025	44	44,932
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing March 21, 2025	345	348,226
SRAM, LLC
Term Loan, 5.10%, (2 mo. USD LIBOR + 2.75%), Maturing March 15, 2024	235	235,974
Steinway Musical Instruments, Inc.
Term Loan, 6.03%, (1 mo. USD LIBOR + 3.75%), Maturing February 13, 2025	124	124,530
Travel Leaders Group, LLC
Term Loan, 6.29%, (1 mo. USD LIBOR + 4.00%), Maturing January 25, 2024	125	126,168
		$3,303,628

Lodging and Casinos — 1.3%
Aristocrat Technologies, Inc.
Term Loan, 4.22%, (3 mo. USD LIBOR + 1.75%), Maturing October 19, 2024	93	$92,420

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
CityCenter Holdings, LLC
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing April 18, 2024	420	$419,919
Golden Nugget, Inc.
Term Loan, 5.23%, (USD LIBOR + 2.75%), Maturing October 4, 2023(2)	122	122,329
GVC Holdings PLC
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing March 29, 2024	149	149,530
Hanjin International Corp.
Term Loan, 4.94%, (3 mo. USD LIBOR + 2.50%), Maturing October 18, 2020	75	75,000
Hilton Worldwide Finance, LLC
Term Loan, 4.03%, (1 mo. USD LIBOR + 1.75%), Maturing October 25, 2023	733	734,277
Las Vegas Sands, LLC
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing March 27, 2025	149	148,919
MGM Growth Properties Operating Partnership L.P.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing March 21, 2025	366	364,940
Playa Resorts Holding B.V.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing April 29, 2024	371	366,068
Stars Group Holdings B.V. (The)
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing July 10, 2025	599	601,118
VICI Properties 1, LLC
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing December 20, 2024	239	238,375
Wyndham Hotels & Resorts, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing May 30, 2025	200	200,175
		$3,513,070

Nonferrous Metals / Minerals — 0.3%
Global Brass & Copper, Inc.
Term Loan, 4.81%, (1 mo. USD LIBOR + 2.50%), Maturing May 29, 2025	147	$147,367
Murray Energy Corporation
Term Loan, 9.78%, (3 mo. USD LIBOR + 7.25%), Maturing October 17, 2022	351	320,413
Noranda Aluminum Acquisition Corporation
Term Loan, 0.00%, Maturing February 28, 2019(4)(5)	75	5,806
Oxbow Carbon, LLC
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing January 4, 2023	96	96,611

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)
Oxbow Carbon, LLC (continued)
Term Loan - Second Lien, 9.80%, (1 mo. USD LIBOR + 7.50%), Maturing January 4, 2024	125	$127,813
		$698,010

Oil and Gas — 0.8%
Ameriforge Group, Inc.
Term Loan, 9.39%, (3 mo. USD LIBOR + 7.00%), Maturing June 8, 2022	77	$77,899
Apergy Corporation
Term Loan, 4.81%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025	48	47,689
Fieldwood Energy, LLC
Term Loan, 7.55%, (1 mo. USD LIBOR + 5.25%), Maturing April 11, 2022	196	197,336
Green Plains Renewable Energy, Inc.
Term Loan, 7.81%, (1 mo. USD LIBOR + 5.50%), Maturing August 18, 2023	149	150,233
McDermott Technology Americas, Inc.
Term Loan, 7.30%, (1 mo. USD LIBOR + 5.00%), Maturing May 10, 2025	174	172,906
MEG Energy Corp.
Term Loan, 5.81%, (1 mo. USD LIBOR + 3.50%), Maturing December 31, 2023	197	197,558
PSC Industrial Holdings Corp.
Term Loan, 6.04%, (1 mo. USD LIBOR + 3.75%), Maturing October 3, 2024	124	124,373
Sheridan Investment Partners II L.P.
Term Loan, 5.82%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	27	24,569
Term Loan, 5.82%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	73	65,878
Term Loan, 5.82%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	522	473,580
Sheridan Production Partners I, LLC
Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	17	16,119
Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	28	26,390
Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	208	199,154
Ultra Resources, Inc.
Term Loan, 5.47%, (3 mo. USD LIBOR + 3.00%), Maturing April 12, 2024	250	234,844
		$2,008,528

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Publishing — 0.6%
Ascend Learning, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing July 12, 2024	173	$173,467
Getty Images, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing October 18, 2019	530	525,486
Harland Clarke Holdings Corp.
Term Loan, 7.14%, (3 mo. USD LIBOR + 4.75%), Maturing November 3, 2023	190	178,385
LSC Communications, Inc.
Term Loan, 7.80%, (1 mo. USD LIBOR + 5.50%), Maturing September 30, 2022	165	165,825
Merrill Communications, LLC
Term Loan, 7.78%, (3 mo. USD LIBOR + 5.25%), Maturing June 1, 2022	55	55,416
ProQuest, LLC
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing October 24, 2021	315	316,857
Tweddle Group, Inc.
Term Loan, 6.95%, (1 mo. USD LIBOR + 4.50%), Maturing September 17, 2023(5)	47	45,276
		$1,460,712

Radio and Television — 0.7%
CBS Radio, Inc.
Term Loan, 5.04%, (1 mo. USD LIBOR + 2.75%), Maturing November 18, 2024	194	$193,618
Cumulus Media New Holdings, Inc.
Term Loan, 6.81%, (1 mo. USD LIBOR + 4.50%), Maturing May 15, 2022	522	515,507
Entravision Communications Corporation
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	173	171,373
Hubbard Radio, LLC
Term Loan, 5.31%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025	106	105,697
iHeartCommunications, Inc.
Term Loan, 0.00%, Maturing July 30, 2019(4)	450	326,531
Mission Broadcasting, Inc.
Term Loan, Maturing January 17, 2024(3)	48	48,308
Nexstar Broadcasting, Inc.
Term Loan, Maturing January 17, 2024(3)	302	301,984
Raycom TV Broadcasting, LLC
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing August 23, 2024	173	173,575
		$1,836,593

15	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) — 1.1%
Ascena Retail Group, Inc.
Term Loan, 6.81%, (1 mo. USD LIBOR + 4.50%), Maturing August 21, 2022	238	$231,624
Bass Pro Group, LLC
Term Loan, 7.30%, (1 mo. USD LIBOR + 5.00%), Maturing September 25, 2024	248	247,887
BJ’s Wholesale Club, Inc.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing February 3, 2024	162	162,807
CDW, LLC
Term Loan, 4.06%, (1 mo. USD LIBOR + 1.75%), Maturing August 17, 2023	355	355,600
David’s Bridal, Inc.
Term Loan, 6.32%, (3 mo. USD LIBOR + 4.00%), Maturing October 11, 2019	360	289,358
Evergreen Acqco 1 L.P.
Term Loan, 6.22%, (3 mo. USD LIBOR + 3.75%), Maturing July 9, 2019	360	350,648
Global Appliance, Inc.
Term Loan, 6.31%, (1 mo. USD LIBOR + 4.00%), Maturing September 29, 2024	149	147,572
Hoya Midco, LLC
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing June 30, 2024	173	172,272
J. Crew Group, Inc.
Term Loan, 5.35%, (USD LIBOR + 3.00%), Maturing March 5, 2021(2)(5)	523	428,828
LSF9 Atlantis Holdings, LLC
Term Loan, 8.28%, (1 mo. USD LIBOR + 6.00%), Maturing May 1, 2023	170	163,598
Pier 1 Imports (U.S.), Inc.
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing April 30, 2021	96	71,573
Shutterfly, Inc.
Term Loan, 5.06%, (1 mo. USD LIBOR + 2.75%), Maturing August 17, 2024	75	74,984
Staples, Inc.
Term Loan, 6.34%, (3 mo. USD LIBOR + 4.00%), Maturing September 12, 2024	99	99,064
		$2,795,815

Steel — 0.4%
Atkore International, Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing December 22, 2023	248	$248,590

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Steel (continued)
GrafTech Finance, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2025	370	$372,627
Neenah Foundry Company
Term Loan, 8.84%, (2 mo. USD LIBOR + 6.50%), Maturing December 13, 2022	120	119,711
Phoenix Services International, LLC
Term Loan, 6.03%, (1 mo. USD LIBOR + 3.75%), Maturing March 1, 2025	124	125,541
Zekelman Industries, Inc.
Term Loan, 4.62%, (3 mo. USD LIBOR + 2.25%), Maturing June 14, 2021	150	150,048
		$1,016,517

Surface Transport — 0.2%
PODS, LLC
Term Loan, 5.03%, (3 mo. USD LIBOR + 2.75%), Maturing December 6, 2024	99	$98,555
Stena International S.a.r.l.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing March 3, 2021	263	256,059
XPO Logistics, Inc.
Term Loan, 4.51%, (3 mo. USD LIBOR + 2.00%), Maturing February 24, 2025	100	100,361
		$454,975

Telecommunications — 1.5%
CenturyLink, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing January 31, 2025	819	$810,420
Digicel International Finance Limited
Term Loan, 5.57%, (1 mo. USD LIBOR + 3.25%), Maturing May 28, 2024	124	118,800
Frontier Communications Corp.
Term Loan, 6.06%, (1 mo. USD LIBOR + 3.75%), Maturing June 15, 2024	247	239,469
Global Eagle Entertainment, Inc.
Term Loan, 10.02%, (6 mo. USD LIBOR + 7.50%), Maturing January 6, 2023	217	224,142
Intelsat Jackson Holdings SA
Term Loan, 6.79%, (1 mo. USD LIBOR + 4.50%), Maturing January 2, 2024	250	263,542
IPC Corp.
Term Loan, 7.03%, (3 mo. USD LIBOR + 4.50%), Maturing August 6, 2021	181	174,960

16	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Lumentum Holdings
Term Loan, Maturing August 7, 2025(3)	75	$75,375
Mitel Networks Corporation
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing September 25, 2023	70	70,952
Onvoy, LLC
Term Loan, 6.89%, (3 mo. USD LIBOR + 4.50%), Maturing February 10, 2024	123	119,431
Plantronics, Inc.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing July 2, 2025	200	199,781
Sprint Communications, Inc.
Term Loan, 4.81%, (1 mo. USD LIBOR + 2.50%), Maturing February 2, 2024	616	615,235
Syniverse Holdings, Inc.
Term Loan, 7.28%, (1 mo. USD LIBOR + 5.00%), Maturing March 9, 2023	149	150,071
Telesat Canada
Term Loan, 4.89%, (3 mo. USD LIBOR + 2.50%), Maturing November 17, 2023	844	845,100
		$3,907,278

Utilities — 0.8%
Brookfield WEC Holdings, Inc.
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing August 1, 2025	325	$327,641
Calpine Construction Finance Company L.P.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2025	168	167,672
Calpine Corporation
Term Loan, 4.89%, (3 mo. USD LIBOR + 2.50%), Maturing January 15, 2024	423	422,457
Granite Acquisition, Inc.
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	21	21,189
Term Loan, 5.90%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	463	465,165
Lightstone Generation, LLC
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	15	14,548
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	274	270,861
USIC Holdings, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing December 8, 2023	174	174,977

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities (continued)
Vistra Energy Corp.
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing December 31, 2025	150	$149,344
		$2,013,854

Total Senior Floating-Rate Loans (identified cost $91,145,210)		$90,061,007

Corporate Bonds & Notes — 18.0%
Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.7%
Bombardier, Inc.
6.00%, 10/15/22(7)	600	$591,750
TransDigm, Inc.
6.50%, 7/15/24	250	253,335
6.50%, 5/15/25	1,000	998,750
		$1,843,835

Automotive — 0.4%
Deck Chassis Acquisition, Inc.
10.00%, 6/15/23(7)	1,000	$1,040,000
		$1,040,000

Building and Development — 0.6%
Builders FirstSource, Inc.
5.625%, 9/1/24(7)	499	$467,189
Five Point Operating Co., L.P./Five Point Capital Corp.
7.875%, 11/15/25(7)	500	496,600
Reliance Intermediate Holdings, L.P.
6.50%, 4/1/23(7)	675	700,312
		$1,664,101

Business Equipment and Services — 1.7%
EIG Investors Corp.
10.875%, 2/1/24	960	$1,041,600
First Data Corp.
7.00%, 12/1/23(7)	1,000	1,037,625
Prime Security Services Borrower, LLC/Prime Finance, Inc.
9.25%, 5/15/23(7)	41	43,427

17	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
ServiceMaster Co., LLC (The)
7.45%, 8/15/27	1,000	$1,050,000
Solera, LLC/Solera Finance, Inc.
10.50%, 3/1/24(7)	1,000	1,090,030
West Corp.
8.50%, 10/15/25(7)	210	190,575
		$4,453,257

Cable and Satellite Television — 1.1%
Cablevision Systems Corp.
8.00%, 4/15/20	1,000	$1,046,150
CCO Holdings, LLC/CCO Holdings Capital Corp.
5.50%, 5/1/26(7)	1,000	976,250
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
5.125%, 12/15/21(7)	1,000	999,780
		$3,022,180

Conglomerates — 0.2%
TMS International Corp.
7.25%, 8/15/25(7)	625	$623,438
		$623,438

Containers and Glass Products — 1.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
7.25%, 5/15/24(7)	1,010	$1,018,837
BWAY Holding Co.
5.50%, 4/15/24(7)	655	630,438
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC
7.00%, 7/15/24(7)	985	989,309
		$2,638,584

Drugs — 0.5%
Bausch Health Cos., Inc.
5.875%, 5/15/23(7)	755	$724,800
9.00%, 12/15/25(7)	120	125,550
Catalent Pharma Solutions, Inc.
4.875%, 1/15/26(7)	400	377,000
		$1,227,350

Security		Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment — 0.4%
Covanta Holding Corp.
5.875%, 7/1/25		1,000	$972,500
			$972,500

Electric Utilities — 0.1%
Clearway Energy Operating, LLC
5.00%, 9/15/26		275	$257,125
			$257,125

Electronics / Electrical — 0.4%
Infor (US), Inc.
6.50%, 5/15/22		1,000	$1,002,500
			$1,002,500

Energy — 0.0%(8)
Sunoco, L.P./Sunoco Finance Corp.
4.875%, 1/15/23(7)		75	$72,469
5.50%, 2/15/26(7)		32	30,560
			$103,029

Financial Intermediaries — 0.2%
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.
6.25%, 2/1/22		645	$652,779
			$652,779

Food Products — 0.1%
Dole Food Co., Inc.
7.25%, 6/15/25(7)		250	$241,250
Iceland Bondco PLC
5.063%, (3 mo. GBP LIBOR + 4.25%), 7/15/20(7)(9)	GBP	42	54,167
Post Holdings, Inc.
5.625%, 1/15/28(7)		95	89,566
			$384,983

Health Care — 2.5%
HCA Healthcare, Inc.
6.25%, 2/15/21		1,000	$1,041,250
Kinetic Concepts, Inc./KCI USA, Inc.
7.875%, 2/15/21(7)		1,500	1,535,625
12.50%, 11/1/21(7)		525	569,625
MPH Acquisition Holdings, LLC
7.125%, 6/1/24(7)		1,000	1,018,320

18	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Polaris Intermediate Corp.
8.50%, , (8.50% cash or 9.25% PIK), 12/1/22(7)(10)	1,000	$1,028,750
Syneos Health, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc.
7.50%, 10/1/24(7)	600	634,500
WellCare Health Plans, Inc.
5.25%, 4/1/25	750	750,000
		$6,578,070

Industrial Equipment — 0.1%
Titan Acquisition, Ltd./Titan Co-Borrower, LLC
7.75%, 4/15/26(7)	280	$233,800
		$233,800

Insurance — 0.5%
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer
8.25%, 8/1/23(7)	1,000	$1,036,130
Ardonagh Midco 3 PLC
8.625%, 7/15/23(7)	200	187,000
		$1,223,130

Internet Software & Services — 0.4%
Riverbed Technology, Inc.
8.875%, 3/1/23(7)	1,010	$930,462
		$930,462

Leisure Goods / Activities / Movies — 0.8%
AMC Entertainment Holdings, Inc.
6.125%, 5/15/27	2,000	$1,847,500
Viking Cruises, Ltd.
5.875%, 9/15/27(7)	320	305,600
		$2,153,100

Lodging and Casinos — 1.3%
Caesars Resort Collection, LLC/CRC Finco, Inc.
5.25%, 10/15/25(7)	936	$873,405
Golden Nugget, Inc.
8.75%, 10/1/25(7)	1,000	1,030,000
Hilton Domestic Operating Co., Inc.
4.25%, 9/1/24	55	52,954
Hilton Worldwide Finance, LLC / Hilton Worldwide Finance Corp.
4.625%, 4/1/25	1,000	972,500

Security	Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp.
10.25%, 11/15/22(7)	585	$638,381
		$3,567,240

Metals / Mining — 0.4%
Teck Resources, Ltd.
8.50%, 6/1/24(7)	1,000	$1,087,500
		$1,087,500

Nonferrous Metals / Minerals — 0.8%
Eldorado Gold Corp.
6.125%, 12/15/20(7)	1,000	$935,000
First Quantum Minerals, Ltd.
7.25%, 4/1/23(7)	1,000	927,500
New Gold, Inc.
6.25%, 11/15/22(7)	230	201,250
		$2,063,750

Oil and Gas — 1.9%
Great Western Petroleum, LLC/Great Western Finance Corp.
9.00%, 9/30/21(7)	1,000	$955,000
Oasis Petroleum, Inc.
6.875%, 1/15/23	1,000	1,010,000
Parsley Energy, LLC/Parsley Finance Corp.
6.25%, 6/1/24(7)	1,000	1,030,000
Whiting Petroleum Corp.
6.625%, 1/15/26	1,000	1,005,000
WildHorse Resource Development Corp.
6.875%, 2/1/25	890	890,000
		$4,890,000

Publishing — 0.4%
Laureate Education, Inc.
8.25%, 5/1/25(7)	975	$1,050,562
		$1,050,562

Radio and Television — 0.1%
CBS Radio, Inc.
7.25%, 11/1/24(7)	190	$179,788
		$179,788

19	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) — 0.1%
Party City Holdings, Inc.
6.125%, 8/15/23(7)	300	$300,750
		$300,750

Surface Transport — 0.1%
Park Aerospace Holdings, Ltd.
5.50%, 2/15/24(7)	350	$347,463
		$347,463

Technology — 0.4%
Dell International, LLC/EMC Corp.
7.125%, 6/15/24(7)	895	$947,945
		$947,945

Telecommunications — 0.7%
CenturyLink, Inc.
7.50%, 4/1/24	595	$626,237
Hughes Satellite Systems Corp.
6.625%, 8/1/26	470	448,850
Sprint Capital Corp.
6.875%, 11/15/28	225	221,625
Sprint Communications, Inc.
6.00%, 11/15/22	25	25,297
Sprint Corp.
7.875%, 9/15/23	605	647,350
		$1,969,359

Utilities — 0.1%
AES Corp. (The)
5.50%, 4/15/25	14	$14,105
Calpine Corp.
5.25%, 6/1/26(7)	75	69,188
TerraForm Power Operating, LLC
4.25%, 1/31/23(7)	45	42,750
5.00%, 1/31/28(7)	70	62,825
		$188,868

Total Corporate Bonds & Notes (identified cost $49,024,309)		$47,597,448

Foreign Corporate Bonds — 0.5%
Security		Principal Amount (000’s omitted)	Value

India — 0.2%
Export-Import Bank of India
3.375%, 8/5/26(11)		625	$566,960
			$566,960

Vietnam — 0.3%
Debt and Asset Trading Corp.
1.00%, 10/10/25(11)		1,060	$731,400
			$731,400

Total Foreign Corporate Bonds (identified cost $1,318,363)			$1,298,360

Foreign Government Securities — 9.8%
Security		Principal Amount* (000’s omitted)	Value

Albania — 0.7%
Republic of Albania
3.50%, 10/9/25(11)	EUR	1,370	$1,548,635
5.75%, 11/12/20(11)	EUR	261	320,824
Total Albania			$1,869,459

Angola — 0.4%
Republic of Angola
8.25%, 5/9/28(11)		502	$503,649
9.375%, 5/8/48(11)		499	503,007
Total Angola			$1,006,656

Argentina — 0.1%
Republic of Argentina
3.875%, 1/15/22(11)	EUR	175	$177,994
Total Argentina			$177,994

Armenia — 0.4%
Republic of Armenia
7.15%, 3/26/25(11)		1,050	$1,101,040
Total Armenia			$1,101,040

20	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Bahamas — 0.7%
Commonwealth of Bahamas
5.75%, 1/16/24(11)		1,800	$1,827,000
Total Bahamas			$1,827,000

Bahrain — 0.7%
Kingdom of Bahrain
6.125%, 8/1/23(11)		460	$465,545
7.00%, 10/12/28(11)		660	646,351
7.50%, 9/20/47(11)		850	787,879
Total Bahrain			$1,899,775

Barbados — 0.2%
Government of Barbados
6.625%, 12/5/35(4)(11)		855	$457,168
7.25%, 12/15/21(4)(11)		300	160,110
Total Barbados			$617,278

Dominican Republic — 0.5%
Dominican Republic
8.625%, 4/20/27(11)		1,129	$1,274,359
Total Dominican Republic			$1,274,359

Egypt — 0.6%
Arab Republic of Egypt
4.75%, 4/16/26(11)	EUR	512	$544,682
6.125%, 1/31/22(11)		1,000	989,533
Total Egypt			$1,534,215

El Salvador — 0.6%
Republic of El Salvador
6.375%, 1/18/27(11)		1,168	$1,048,280
8.25%, 4/10/32(11)		120	118,207
8.625%, 2/28/29(11)		308	314,160
Total El Salvador			$1,480,647

Fiji — 0.3%
Republic of Fiji
6.625%, 10/2/20(11)		929	$931,302
Total Fiji			$931,302

Security		Principal Amount* (000’s omitted)	Value

Georgia — 0.3%
Republic of Georgia
6.875%, 4/12/21(11)		700	$737,506
Total Georgia			$737,506

Honduras — 0.5%
Republic of Honduras
6.25%, 1/19/27(11)		150	$148,571
8.75%, 12/16/20(11)		1,202	1,298,809
Total Honduras			$1,447,380

Ivory Coast — 0.1%
Ivory Coast
5.125%, 6/15/25(11)	EUR	185	$206,743
Total Ivory Coast			$206,743

Lebanon — 0.3%
Lebanese Republic
5.15%, 11/12/18(11)		800	$802,086
Total Lebanon			$802,086

Macedonia — 0.4%
Republic of Macedonia
2.75%, 1/18/25(11)	EUR	100	$109,819
3.975%, 7/24/21(11)	EUR	264	315,331
4.875%, 12/1/20(11)	EUR	425	518,650
Total Macedonia			$943,800

Mongolia — 0.3%
Development Bank of Mongolia, LLC
7.25%, 10/23/23(11)		200	$195,550
Mongolia International Bond
5.125%, 12/5/22(11)		201	190,850
5.625%, 5/1/23(11)		304	290,475
Total Mongolia			$676,875

Nigeria — 0.1%
Republic of Nigeria
6.75%, 1/28/21(11)		200	$206,793
Total Nigeria			$206,793

21	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Poland — 0.1%
Republic of Poland
4.00%, 1/22/24		350	$354,100
Total Poland			$354,100

Rwanda — 0.6%
Republic of Rwanda
6.625%, 5/2/23(11)		1,550	$1,566,097
Total Rwanda			$1,566,097

Senegal — 0.1%
Republic of Senegal
4.75%, 3/13/28(11)	EUR	135	$143,299
Total Senegal			$143,299

Serbia — 0.4%
Republic of Serbia
4.875%, 2/25/20(11)		1,150	$1,161,086
Total Serbia			$1,161,086

Seychelles — 0.4%
Republic of Seychelles
8.00%, 1/1/26(11)		1,042	$1,061,724
Total Seychelles			$1,061,724

Sri Lanka — 0.6%
Republic of Sri Lanka
6.125%, 6/3/25(11)		800	$703,896
6.85%, 11/3/25(11)		1,000	910,060
Total Sri Lanka			$1,613,956

Tunisia — 0.3%
Banque Centrale de Tunisie International Bond
5.625%, 2/17/24(11)	EUR	819	$867,279
Total Tunisia			$867,279

Ukraine — 0.1%
Ukraine Government International Bond
7.75%, 9/1/20(11)		360	$359,100
Total Ukraine			$359,100

Total Foreign Government Securities (identified cost $26,969,633)			$25,867,549

Sovereign Loans — 1.2%
Borrower	Principal Amount (000’s omitted)	Value

Barbados — 0.1%
Government of Barbados
Term Loan, 0.00%, Maturing December 20, 2019(4)(9)(12)	$800	$274,040
Total Barbados		$274,040

Kenya — 0.1%
Government of Kenya
Term Loan, 7.57%, (6 mo. USD LIBOR + 5.00%), Maturing April 18, 2019(9)	$100	$100,250
Total Kenya		$100,250

Nigeria — 0.3%
Bank of Industry Limited
Term Loan, 8.32%, (3 mo. USD LIBOR + 6.00%), Maturing May 21, 2021(9)	$720	$731,696
		$731,696

Tanzania — 0.7%
Government of the United Republic of Tanzania
Term Loan, 7.70%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(9)	$1,900	$1,931,264
Total Tanzania		$1,931,264

Total Sovereign Loans (identified cost $3,512,066)		$3,037,250

Mortgage Pass-Throughs — 13.8%
Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
2.875%, (COF + 1.25%), with maturity at 2035(13)	$1,433	$1,464,017
4.50%, with various maturities to 2048	873	884,954
6.00%, with maturity at 2029	1,053	1,139,785
6.15%, with maturity at 2027	377	403,567
6.50%, with maturity at 2032	1,082	1,183,335
7.00%, with various maturities to 2036	1,973	2,197,958
7.50%, with maturity at 2024	477	505,035
8.00%, with maturity at 2034	825	923,183
8.50%, with maturity at 2031	598	667,486
9.00%, with maturity at 2031	84	94,981
9.50%, with maturity at 2022	9	9,310
		$9,473,611

22	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Federal National Mortgage Association:
3.861%, (6 mo. USD LIBOR + 1.54%), with maturity at 2037(13)	$384	$398,490
5.00%, with various maturities to 2040	1,871	1,972,493
5.50%, with various maturities to 2033	1,352	1,446,677
6.00%, with maturity at 2023	656	687,706
6.322%, (COF + 2.00%), with maturity at 2032(13)	507	542,772
6.50%, with various maturities to 2036	2,615	2,858,251
7.00%, with various maturities to 2037	1,280	1,409,326
7.50%, with maturity at 2035	1,944	2,149,843
8.00%, with various maturities to 2034	429	473,296
10.00%, with various maturities to 2031	36	38,801
		$11,977,655
Government National Mortgage Association:
4.50%, with maturity at 2047	$2,504	$2,574,516
5.00%, with maturity to 2048	9,940	10,359,963
7.50%, with maturity at 2025	740	788,843
8.00%, with maturity at 2034	1,132	1,262,422
9.50%, with maturity at 2025	31	33,205
		$15,018,949

Total Mortgage Pass-Throughs (identified cost $36,383,559)		$36,470,215

Collateralized Mortgage Obligations — 25.6%
Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 2113, Class QG, 6.00%, 1/15/29	$526	$565,484
Series 2167, Class BZ, 7.00%, 6/15/29	469	513,344
Series 2182, Class ZB, 8.00%, 9/15/29	812	908,283
Series 4273, Class PU, 4.00%, 11/15/43	420	407,959
Series 4337, Class YT, 3.50%, 4/15/49	1,813	1,761,494
Series 4416, Class SU, 4.088%, (8.60% - 1 mo. USD LIBOR x 2.00), 12/15/44(14)	651	475,087
Series 4452, Class ZJ, 3.00%, 11/15/44	1,095	913,806
Series 4584, Class PM, 3.00%, 5/15/46	1,101	1,057,733
Series 4608, Class TV, 3.50%, 1/15/55	1,761	1,672,569
Series 4630, Class CZ, 3.00%, 12/15/43	944	861,869
Series 4677, Class SB, 6.976%, (16.00% - 1 mo. USD LIBOR x 4.00), 4/15/47(14)	749	676,959
Series 4746, Class CZ, 4.00%, 11/15/47	1,129	1,071,729
Series 4751, Class ZC, 4.00%, 11/15/47	797	762,173
Series 4774, Class QD, 4.50%, 1/15/43	2,752	2,820,757
Series 4776, Class C, 4.50%, 3/15/43	3,621	3,710,919

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.: (continued)
Interest Only:(15)
Series 2631, Class DS, 4.821%, (7.10% - 1 mo. USD LIBOR), 6/15/33(14)	$1,060	$137,217
Series 2770, Class SH, 4.821%, (7.10% - 1 mo. USD LIBOR), 3/15/34(14)	1,373	218,855
Series 2981, Class CS, 4.441%, (6.72% - 1 mo. USD LIBOR), 5/15/35(14)	803	97,815
Series 3114, Class TS, 4.371%, (6.65% - 1 mo. USD LIBOR), 9/15/30(14)	1,934	195,483
Series 3339, Class JI, 4.311%, (6.59% - 1 mo. USD LIBOR), 7/15/37(14)	2,252	319,036
Series 4109, Class ES, 3.871%, (6.15% - 1 mo. USD LIBOR), 12/15/41(14)	34	4,870
Series 4121, Class IM, 4.00%, 10/15/39	3,036	311,407
Series 4163, Class GS, 3.921%, (6.20% - 1 mo. USD LIBOR), 11/15/32(14)	3,842	565,057
Series 4169, Class AS, 3.971%, (6.25% - 1 mo. USD LIBOR), 2/15/33(14)	2,152	261,301
Series 4180, Class GI, 3.50%, 8/15/26	1,698	124,673
Series 4203, Class QS, 3.971%, (6.25% - 1 mo. USD LIBOR), 5/15/43(14)	2,374	280,620
Series 4212, Class SA, 3.921%, (6.20% - 1 mo. USD LIBOR), 7/15/38(14)	3,044	155,806
Series 4332, Class KI, 4.00%, 9/15/43	983	195,003
Series 4370, Class IO, 3.50%, 9/15/41	1,459	242,342
Series 4497, Class CS, 3.921%, (6.20% - 1 mo. USD LIBOR), 9/15/44(14)	3,334	652,005
Series 4507, Class EI, 4.00%, 8/15/44	3,474	682,863
Series 4535, Class JS, 3.821%, (6.10% - 1 mo. USD LIBOR), 11/15/43(14)	4,024	605,087
Series 4548, Class JS, 3.821%, (6.10% - 1 mo. USD LIBOR), 9/15/43(14)	4,207	667,884
Series 4629, Class QI, 3.50%, 11/15/46	3,611	661,908
Series 4644, Class TI, 3.50%, 1/15/45	2,828	564,743
Series 4653, Class PI, 3.50%, 7/15/44	2,987	484,260
Series 4667, Class PI, 3.50%, 5/15/42	4,433	671,902
Series 4676, Class DI, 4.00%, 7/15/44	5,358	944,821
Series 4744, Class IO, 4.00%, 11/15/47	2,853	635,936
Series 4749, Class IL, 4.00%, 12/15/47	2,318	577,051
Series 4767, Class IM, 4.00%, 5/15/45	2,834	501,768
Series 4768, Class IO, 4.00%, 3/15/48	2,836	702,919
Series 4772, Class PI, 4.00%, 1/15/48	1,943	470,162
Principal Only:(16)
Series 3309, Class DO, 0.00%, 4/15/37	1,210	1,001,913
Series 4478, Class PO, 0.00%, 5/15/45	723	551,310
		$31,666,182

23	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2017-DNA2, Class M2, 5.731%, (1 mo. USD LIBOR + 3.45%), 10/25/29(9)	$2,000	$2,191,579
		$2,191,579
Federal National Mortgage Association:
Series G-33, Class PT, 7.00%, 10/25/21	$36	$36,869
Series 1989-89, Class H, 9.00%, 11/25/19	3	2,676
Series 1991-122, Class N, 7.50%, 9/25/21	35	36,380
Series 1994-42, Class K, 6.50%, 4/25/24	183	193,524
Series 1997-38, Class N, 8.00%, 5/20/27	267	297,548
Series 2007-74, Class AC, 5.00%, 8/25/37	1,355	1,428,576
Series 2011-49, Class NT, 6.00%, (66.00% - 1 mo. USD LIBOR x 10.00, Cap 6.00%), 6/25/41(14)	387	410,542
Series 2012-134, Class ZT, 2.00%, 12/25/42	1,368	1,062,473
Series 2013-6, Class TA, 1.50%, 1/25/43	1,292	1,236,641
Series 2013-52, Class MD, 1.25%, 6/25/43	1,418	1,260,557
Series 2013-99, Class CF, 3.281%, (1 mo. USD LIBOR + 1.00%), 7/25/43(9)	437	372,735
Series 2015-74, Class SL, 1.009%, (2.349% - 1 mo. USD LIBOR x 0.587), 10/25/45(14)	867	464,247
Series 2017-15, Class LE, 3.00%, 6/25/46	1,574	1,536,144
Series 2017-66, Class ZJ, 3.00%, 9/25/57	977	807,277
Series 2017-96, Class Z, 3.00%, 12/25/57	1,082	950,805
Series 2017-110, Class Z, 3.00%, 2/25/57	874	761,804
Series 2018-18, Class QD, 4.50%, 5/25/45	2,113	2,171,053
Series 2018-50, Class MZ, 4.50%, 7/25/48	1,483	1,481,568
Interest Only:(15)
Series 2004-46, Class SI, 3.719%, (6.00% - 1 mo. USD LIBOR), 5/25/34(14)	1,248	126,857
Series 2005-17, Class SA, 4.419%, (6.70% - 1 mo. USD LIBOR), 3/25/35(14)	1,143	180,790
Series 2006-42, Class PI, 4.309%, (6.59% - 1 mo. USD LIBOR), 6/25/36(14)	1,772	251,291
Series 2006-44, Class IS, 4.319%, (6.60% - 1 mo. USD LIBOR), 6/25/36(14)	1,454	212,160
Series 2007-50, Class LS, 4.169%, (6.45% - 1 mo. USD LIBOR), 6/25/37(14)	1,061	155,350
Series 2008-26, Class SA, 3.919%, (6.20% - 1 mo. USD LIBOR), 4/25/38(14)	1,712	224,642
Series 2008-61, Class S, 3.819%, (6.10% - 1 mo. USD LIBOR), 7/25/38(14)	2,524	324,936
Series 2010-99, Class NS, 4.319%, (6.60% - 1 mo. USD LIBOR), 3/25/39(14)	720	28,902
Series 2010-109, Class PS, 4.319%, (6.60% - 1 mo. USD LIBOR), 10/25/40(14)	2,748	402,952
Series 2010-124, Class SJ, 3.769%, (6.05% - 1 mo. USD LIBOR), 11/25/38(14)	1,252	62,949

Security	Principal Amount (000’s omitted)	Value
Federal National Mortgage Association: (continued)
Series 2010-147, Class KS, 3.669%, (5.95% - 1 mo. USD LIBOR), 1/25/41(14)	$3,646	$357,654
Series 2010-150, Class GS, 4.469%, (6.75% - 1 mo. USD LIBOR), 1/25/21(14)	911	30,969
Series 2012-52, Class AI, 3.50%, 8/25/26	2,279	141,352
Series 2012-56, Class SU, 4.469%, (6.75% - 1 mo. USD LIBOR), 8/25/26(14)	255	11,418
Series 2012-63, Class EI, 3.50%, 8/25/40	3,010	361,385
Series 2012-103, Class GS, 3.819%, (6.10% - 1 mo. USD LIBOR), 2/25/40(14)	2,748	190,788
Series 2012-112, Class SB, 3.869%, (6.15% - 1 mo. USD LIBOR), 9/25/40(14)	4,134	562,208
Series 2012-118, Class IN, 3.50%, 11/25/42	4,008	815,328
Series 2012-150, Class PS, 3.869%, (6.15% - 1 mo. USD LIBOR), 1/25/43(14)	4,700	531,568
Series 2012-150, Class SK, 3.869%, (6.15% - 1 mo. USD LIBOR), 1/25/43(14)	2,653	297,422
Series 2013-23, Class CS, 3.969%, (6.25% - 1 mo. USD LIBOR), 3/25/33(14)	2,169	269,371
Series 2013-54, Class HS, 4.019%, (6.30% - 1 mo. USD LIBOR), 10/25/41(14)	1,712	141,058
Series 2014-32, Class EI, 4.00%, 6/25/44	885	210,625
Series 2014-55, Class IN, 3.50%, 7/25/44	2,487	440,337
Series 2014-80, Class BI, 3.00%, 12/25/44	4,252	695,643
Series 2014-89, Class IO, 3.50%, 1/25/45	1,942	368,499
Series 2015-14, Class KI, 3.00%, 3/25/45	4,602	746,980
Series 2015-17, Class SA, 3.919%, (6.20% - 1 mo. USD LIBOR), 11/25/43(14)	3,437	541,349
Series 2015-52, Class MI, 3.50%, 7/25/45	2,290	419,815
Series 2015-57, Class IO, 3.00%, 8/25/45	11,537	1,845,514
Series 2015-93, Class BS, 3.869%, (6.15% - 1 mo. USD LIBOR), 8/25/45(14)	3,805	743,372
Series 2015-95, Class SB, 3.719%, (6.00% - 1 mo. USD LIBOR), 1/25/46(14)	3,162	441,056
Series 2017-46, Class NI, 3.00%, 8/25/42	3,104	470,661
Series 2018-21, Class IO, 3.00%, 4/25/48	4,793	943,368
Principal Only:(16)
Series 2006-8, Class WQ, 0.00%, 3/25/36	966	808,858
		$28,868,846
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2017-C01, Class 1B1, 8.031%, (1 mo. USD LIBOR + 5.75%), 7/25/29(9)	$730	$875,198
Series 2017-C03, Class 1B1, 7.131%, (1 mo. USD LIBOR + 4.85%), 10/25/29(9)	500	568,734
Series 2017-C03, Class 1M2, 5.281%, (1 mo. USD LIBOR + 3.00%), 10/25/29(9)	2,000	2,140,148
		$3,584,080

24	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Government National Mortgage Association:
Series 2011-156, Class GA, 2.00%, 12/16/41	$396	$315,902
Series 2013-131, Class GS, 1.244%, (3.50% - 1 mo. USD LIBOR), 6/20/43(14)	774	475,729
Series 2017-82, Class TZ, 2.50%, 2/16/43	104	88,922
Interest Only:(15)
Series 2017-121, Class DS, 2.22%, (4.50% - 1 mo. USD LIBOR), 8/20/47(14)	4,392	251,205
		$1,131,758

Total Collateralized Mortgage Obligations (identified cost $72,212,332)		$67,442,445

Commercial Mortgage-Backed Securities — 5.9%
Security	Principal Amount (000’s omitted)	Value
Citigroup Commercial Mortgage Trust
Series 2015-P1, Class D, 3.225%, 9/15/48(7)	$2,000	$1,700,323
JPMBB Commercial Mortgage Securities Trust
Series 2014-C19, Class D, 4.663%, 4/15/47(7)(17)	1,425	1,273,056
Series 2014-C22, Class D, 4.558%, 9/15/47(7)(17)	1,850	1,573,031
Series 2014-C23, Class D, 3.951%, 9/15/47(7)(17)	850	756,414
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2011-C5, Class D, 5.406%, 8/15/46(7)(17)	1,850	1,841,108
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C23, Class D, 4.132%, 7/15/50(7)(17)	1,500	1,360,490
RETL Trust
Series 2018-RVP, Class C, 4.33%, (1 mo. USD LIBOR + 2.05%), 3/15/33(7)(9)	368	368,890
UBS Commercial Mortgage Trust
Series 2012-C1, Class D, 5.544%, 5/10/45(7)(17)	2,000	1,969,249
Series 2013-C6, Class D, 4.313%, 4/10/46(7)(17)	1,000	902,646
Wells Fargo Commercial Mortgage Trust
Series 2013-LC12, Class D, 4.287%, 7/15/46(7)(17)	2,000	1,685,827
Series 2015-C31, Class D, 3.852%, 11/15/48	922	789,191
Series 2015-SG1, Class C, 4.468%, 9/15/48(17)	1,399	1,355,462

Total Commercial Mortgage-Backed Securities (identified cost $15,776,949)		$15,575,687

Asset-Backed Securities — 11.8%
Security	Principal Amount (000’s omitted)	Value
Babson CLO, Ltd.
Series 2017-1A, Class E, 8.445%, (3 mo. USD LIBOR + 6.00%), 7/18/29(7)(9)	$2,000	$2,018,082
Cole Park CLO, Ltd.
Series 2015-1A, Class E, 8.569%, (3 mo. USD LIBOR + 6.10%), 10/20/28(7)(9)	3,000	3,022,787
Dryden XL Senior Loan Fund
Series 2015-40A, Class ER, 8.064%, (3 mo. USD LIBOR + 5.75%), 8/15/28(7)(9)	1,150	1,144,573
Golub Capital Partners CLO, Ltd.
Series 2015-22A, Class ER, 8.469%, (3 mo. USD LIBOR + 6.00%), 1/20/31(7)(9)	2,000	2,006,774
Series 2015-23A, Class ER, 8.219%, (3 mo. USD LIBOR + 5.75%), 1/20/31(7)(9)	2,000	1,977,660
Invitation Homes Trust
Series 2018-SFR1, Class C, 3.54%, (1 mo. USD LIBOR + 1.25%), 3/17/37(7)(9)	190	190,897
Madison Park Funding XXV, Ltd.
Series 2017-25A, Class D, 8.59%, (3 mo. USD LIBOR + 6.10%), 4/25/29(7)(9)	3,000	3,019,127
Neuberger Berman CLO XIV, Ltd.
Series 2013-14A, Class DR, 6.159%, (3 mo. USD LIBOR + 3.65%), 1/28/30(7)(9)	2,563	2,572,194
Neuberger Berman CLO XVIII, Ltd.
Series 2014-18A, Class DR, 10.069%, (3 mo. USD LIBOR + 7.75%), 11/14/27(7)(9)	3,000	3,000,200
Oak Hill Credit Partners VII, Ltd.
Series 2012-7A, Class ER, 9.822%, (3 mo. USD LIBOR + 7.50%), 11/20/27(7)(9)	4,000	4,003,873
Palmer Square CLO, Ltd.
Series 2013-2A, Class DRR, 8.299%, (3 mo. USD LIBOR + 5.85%), 10/17/27(7)(9)	2,000	2,009,446
Series 2015-1A, Class DR, 8.512%, (3 mo. USD LIBOR + 6.20%), 5/21/29(7)(9)	2,000	2,011,177
Sierra Receivables Funding Co., LLC
Series 2015-1A, Class B, 3.05%, 3/22/32(7)	77	76,256
Voya CLO, Ltd.
Series 2015-3A, Class D2, 7.919%, (3 mo. USD LIBOR + 5.45%), 10/20/27(7)(9)	3,000	3,017,906
Wind River CLO, Ltd.
Series 2017-1A, Class E, 8.865%, (3 mo. USD LIBOR + 6.42%), 4/18/29(7)(9)	1,050	1,058,818

Total Asset-Backed Securities (identified cost $30,278,568)		$31,129,770

25	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Portfolio of Investments — continued

Common Stocks — 0.8%
Security	Shares	Value

Automotive — 0.1%
Dayco Products, LLC(18)(19)	8,898	$320,328
		$320,328

Business Equipment and Services — 0.0%
Education Management Corp.(5)(18)(19)	955,755	$0
		$0

Electronics / Electrical — 0.0%(8)
Answers Corp.(5)(18)(19)	5,814	$42,384
		$42,384

Health Care — 0.0%(8)
New Millennium Holdco, Inc.(18)(19)	8,641	$778
		$778

Oil and Gas — 0.1%
AFG Holdings, Inc.(5)(18)(19)	3,122	$212,296
Paragon Offshore Finance Company, Class A(18)(19)	270	262
Paragon Offshore Finance Company, Class B(18)(19)	135	5,366
Samson Resources II, LLC, Class A(18)(19)	4,171	98,540
		$316,464

Publishing — 0.5%
ION Media Networks, Inc.(5)(18)(19)	1,357	$1,302,706
Tweddle Group, Inc.(5)(18)(19)	333	18,738
		$1,321,444

Radio and Television — 0.1%
Cumulus Media, Inc.(18)(19)	6,722	$97,872
		$97,872

Total Common Stocks (identified cost $536,482)		$2,099,270

Convertible Preferred Stocks — 0.0%
Security	Shares	Value

Business Equipment and Services — 0.0%
Education Management Corp., Series A-1, 7.50%(5)(18)(19)	1,063	$0

Total Convertible Preferred Stocks (identified cost $75,023)		$0

Short-Term Investments — 4.9%

U.S. Treasury Obligations — 1.1%
Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 12/13/18(20)	$3,000	$2,992,497

Total U.S. Treasury Obligations (identified cost $2,992,573)		$2,992,497

Other — 3.8%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.28%(21)	9,872,792	$9,871,805

Total Other (identified cost $9,872,547)		$9,871,805

Total Short-Term Investments (identified cost $12,865,120)		$12,864,302

Total Investments — 126.4% (identified cost $340,097,614)		$333,443,303

Less Unfunded Loan Commitments — (0.0)%(8)		$(9,375)

Net Investments — 126.4% (identified cost $340,088,239)		$333,433,928

Other Assets, Less Liabilities — (26.4)%		$(69,722,595)

Net Assets — 100.0%		$263,711,333

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)

The stated interest rate represents the weighted average interest rate at October 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

26	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Portfolio of Investments — continued

(3)	This Senior Loan will settle after October 31, 2018, at which time the interest rate will be determined.

(4)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(5)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(6)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 1F for description.

(7)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2018, the aggregate value of these securities is $75,330,845 or 28.6% of the Fund’s net assets.

(8)	Amount is less than 0.05% or (0.05)%, as applicable.

(9)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2018.

(10)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(11)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2018, the aggregate value of these securities is $26,811,809 or 10.2% of the Fund’s net assets.

(12)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(13)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2018.

(14)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2018.

(15)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(16)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(17)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2018.

(18)	Non-income producing security.

(19)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(20)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(21)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	573,271	EUR	494,753	Citibank, N.A.	11/15/18	$12,327	$—
USD	1,037,132	EUR	883,252	Goldman Sachs International	12/6/18	33,980	—
USD	997,907	EUR	838,000	Goldman Sachs International	12/13/18	45,391	—
USD	2,076,385	EUR	1,753,289	Deutsche Bank AG	12/20/18	81,911	—
EUR	913	USD	1,046	Standard Chartered Bank	1/29/19	—	(3)
EUR	91,878	USD	105,228	Standard Chartered Bank	1/29/19	—	(313)
USD	959,201	EUR	837,511	Standard Chartered Bank	1/29/19	2,848	—
USD	231,283	EUR	201,941	Standard Chartered Bank	1/29/19	687	—
USD	207,697	EUR	181,347	Standard Chartered Bank	1/29/19	617	—
USD	154,538	EUR	134,933	Standard Chartered Bank	1/29/19	459	—
USD	54,538	GBP	42,383	State Street Bank and Trust Company	1/31/19	105	—
EUR	47,006	USD	55,108	Goldman Sachs International	2/21/19	—	(1,323)

						$178,325	$(1,639)

27	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Portfolio of Investments — continued

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures
5-Year USD Deliverable Interest Rate Swap	18	Short	12/17/18	$(1,765,266)	$12,937
10-Year USD Deliverable Interest Rate Swap	63	Short	12/17/18	(6,155,297)	115,172
U.S. 5-Year Treasury Note	4	Short	12/31/18	(449,531)	3,094
U.S. 10-Year Treasury Note	135	Long	12/19/18	15,989,063	(205,664)

					$(74,461)

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
EUR	665	Receives	6-month EURIBOR (pays semi-annually)	0.25% (pays annually)	9/20/22	$(2,478)	$93	$(2,385)
EUR	120	Receives	6-month EURIBOR (pays semi-annually)	1.00% (pays annually)	3/21/23	(5,328)	3,103	(2,225)
EUR	860	Receives	6-month EURIBOR (pays semi-annually)	0.37% (pays annually)	5/9/23	(6,850)	(191)	(7,041)
EUR	1,880	Receives	6-month EURIBOR (pays semi-annually)	0.40% (pays annually)	10/4/23	(7,003)	2,098	(4,905)
EUR	100	Receives	6-month EURIBOR (pays semi-annually)	1.01% (pays annually)	3/20/28	(1,980)	(56)	(2,036)
EUR	125	Receives	6-month EURIBOR (pays semi-annually)	1.01% (pays annually)	3/21/28	(2,471)	(282)	(2,753)
EUR	343	Receives	6-month EURIBOR (pays semi-annually)	1.06% (pays annually)	10/16/28	(4,091)	(77)	(4,168)
USD	1,200	Receives	3-month USD-LIBOR (pays quarterly)	1.50% (pays semi-annually)	3/20/20	25,262	(3,823)	21,439
USD	335	Receives	3-month USD-LIBOR (pays quarterly)	1.93% (pays semi-annually)	11/3/20	6,191	—	6,191
USD	200	Receives	3-month USD-LIBOR (pays quarterly)	2.68% (pays semi-annually)	3/16/21	1,749	(83)	1,666
USD	645	Receives	3-month USD-LIBOR (pays quarterly)	1.87% (pays semi-annually)	9/18/22	29,643	—	29,643
USD	325	Receives	3-month USD-LIBOR (pays quarterly)	2.09% (pays semi-annually)	11/7/22	11,182	—	11,182
USD	140	Receives	3-month USD-LIBOR (pays quarterly)	3.11% (pays semi-annually)	9/27/23	6	4	10
USD	225	Receives	3-month USD-LIBOR (pays quarterly)	3.06% (pays semi-annually)	10/2/23	524	(27)	497
USD	62	Receives	3-month USD-LIBOR (pays quarterly)	3.08% (pays semi-annually)	10/2/23	98	—	98
USD	191	Receives	3-month USD-LIBOR (pays quarterly)	3.15% (pays semi-annually)	10/19/23	(238)	—	(238)
USD	162	Receives	3-month USD-LIBOR (pays quarterly)	3.19% (pays semi-annually)	10/23/23	(488)	944	456

28	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
USD	259	Receives	3-month USD-LIBOR (pays quarterly)	3.09% (pays semi-annually)	10/31/23	$464	$—	$464
USD	1,025	Receives	3-month USD-LIBOR (pays quarterly)	2.18% (pays semi-annually)	9/19/27	80,216	—	80,216
USD	110	Receives	3-month USD-LIBOR (pays quarterly)	2.68% (pays semi-annually)	1/30/28	3,837	—	3,837
USD	60	Receives	3-month USD-LIBOR (pays quarterly)	2.72% (pays semi-annually)	1/31/28	1,864	—	1,864
USD	197	Receives	3-month USD-LIBOR (pays quarterly)	2.74% (pays semi-annually)	2/1/28	7,140	—	7,140
USD	398	Receives	3-month USD-LIBOR (pays quarterly)	3.02% (pays semi-annually)	5/10/28	2,438	32	2,470
USD	309	Receives	3-month USD-LIBOR (pays quarterly)	3.11% (pays semi-annually)	10/2/28	2,418	161	2,579
USD	250	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/2/28	1,854	—	1,854
USD	246	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	5/17/48	5,119	6,216	11,335
USD	233	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/1/48	6,720	—	6,720
USD	234	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/2/48	7,035	—	7,035
USD	57	Receives	3-month USD-LIBOR (pays quarterly)	3.22% (pays semi-annually)	10/9/48	570	(428)	142

Total						$163,403	$7,684	$171,087

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts	Unrealized Depreciation
Indonesia	$5,200	1.00% (pays quarterly	)(1)	12/20/23	1.57%	$(129,352)	$108,245	$(21,107)

Total	$5,200					$(129,352)	$108,245	$(21,107)

29	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Portfolio of Investments — continued

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Argentina	Goldman Sachs International	$4,237	5.00% (pays quarterly)(1)	12/20/23	6.12%	$(163,121)	$177,314	$14,193
Brazil	Citibank, N.A.	5,250	1.00% (pays quarterly)(1)	12/20/23	2.05	(243,943)	415,997	172,054
Colombia	Goldman Sachs International	5,000	1.00% (pays quarterly)(1)	12/20/23	1.29	(62,517)	30,106	(32,411)
Croatia	Nomura International PLC	5,000	1.00% (pays quarterly)(1)	12/20/21	0.48	84,338	144,280	228,618
Cyprus	Goldman Sachs International	5,000	1.00% (pays quarterly)(1)	12/20/21	1.11	(9,942)	170,066	160,124
Dubai	Bank of America, N.A.	2,000	1.00% (pays quarterly)(1)	12/20/22	1.01	1,229	26,408	27,637
Dubai	Bank of America, N.A.	3,000	1.00% (pays quarterly)(1)	6/20/23	1.12	(11,743)	12,637	894
Hungary	Barclays Bank PLC	2,200	1.00% (pays quarterly)(1)	12/20/21	0.46	38,416	6,474	44,890
Kazakhstan	Barclays Bank PLC	2,500	1.00% (pays quarterly)(1)	12/20/22	0.56	45,919	31,523	77,442
Mexico	BNP Paribas	2,500	1.00% (pays quarterly)(1)	12/20/23	1.45	(49,006)	17,354	(31,652)
Peru	BNP Paribas	5,000	1.00% (pays quarterly)(1)	12/20/23	0.84	43,943	(56,273)	(12,330)
Poland	Goldman Sachs International	2,500	1.00% (pays quarterly)(1)	6/20/23	0.60	45,782	(45,073)	709
Romania	Barclays Bank PLC	2,200	1.00% (pays quarterly)(1)	12/20/21	0.56	31,279	(3,252)	28,027
Russia	Deutsche Bank AG	200	1.00% (pays quarterly)(1)	12/20/23	1.46	(4,059)	5,388	1,329
Russia	Deutsche Bank AG	4,800	1.00% (pays quarterly)(1)	12/20/23	1.46	(97,422)	127,000	29,578
Saudi Arabia	Bank of America, N.A.	3,000	1.00% (pays quarterly)(1)	12/20/23	0.91	15,497	(29,519)	(14,022)
Saudi Arabia	Bank of America, N.A.	2,000	1.00% (pays quarterly)(1)	12/20/23	0.91	10,332	(19,679)	(9,347)

Turkey	BNP Paribas	6,500	1.00% (pays quarterly)(1)	6/20/23	3.78	(701,528)	252,696	(448,832)

Total		$62,887				$(1,026,546)	$1,263,447	$236,901

*

If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2018, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $68,087,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

30	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Portfolio of Investments — continued

Abbreviations:

COF	–	Cost of Funds 11th District
EURIBOR	–	Euro Interbank Offered Rate
LIBOR	–	London Interbank Offered Rate
PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

31	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Unaffiliated investments, at value (identified cost, $330,215,692)	$323,562,123
Affiliated investment, at value (identified cost, $9,872,547)	9,871,805
Cash	2,175,581
Deposits for derivatives collateral —
Financial futures contracts	224
Centrally cleared swap contracts	4,482,660
OTC derivatives	110,004
Foreign currency, at value (identified cost, $75,464)	75,175
Interest receivable	2,839,276
Dividends receivable from affiliated investment	25,812
Receivable for investments sold	594,243
Receivable for variation margin on open centrally cleared swap contracts	16,921
Receivable for open forward foreign currency exchange contracts	178,325
Receivable for open swap contracts	785,495
Upfront payments on open non-centrally cleared swap contracts	153,796
Tax reclaims receivable	132
Prepaid upfront fees on notes payable	22,912
Prepaid expenses and other assets	14,389
Total assets	$344,908,873

Liabilities
Notes payable	$76,000,000
Cash collateral due to broker	110,004
Payable for investments purchased	2,282,517
Payable for variation margin on open financial futures contracts	15,962
Payable for open forward foreign currency exchange contracts	1,639
Payable for open swap contracts	548,594
Upfront receipts on open non-centrally cleared swap contracts	1,417,243
Payable to affiliates:
Investment adviser fee	273,661
Trustees’ fees	1,634
Accrued expenses	546,286
Total liabilities	$81,197,540
Commitments and contingencies (Note 10)
Net Assets	$263,711,333

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 17,880,596 shares issued and outstanding	$178,806
Additional paid-in capital	272,375,277
Accumulated loss	(8,842,750)
Net Assets	$263,711,333

Net Asset Value
($263,711,333 ÷ 17,880,596 common shares issued and outstanding)	$14.75

32	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest and other income (net of foreign taxes withheld of $15,757)	$18,369,814
Dividends from affiliated investment	293,069
Total investment income	$18,662,883

Expenses
Investment adviser fee	$3,280,695
Trustees’ fees and expenses	18,986
Custodian fee	234,947
Transfer and dividend disbursing agent fees	18,015
Legal and accounting services	192,517
Printing and postage	70,383
Interest expense and fees	2,494,135
Miscellaneous	48,271
Total expenses	$6,357,949

Net investment income	$12,304,934

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$875,801
Investment transactions — affiliated investment	(1,719)
Financial futures contracts	590,674
Swap contracts	666,284
Foreign currency transactions	2,380
Forward foreign currency exchange contracts	275,277
Net realized gain	$2,408,697
Change in unrealized appreciation (depreciation) —
Investments	$(9,231,747)
Investments — affiliated investment	37
Financial futures contracts	(197,841)
Swap contracts	(298,825)
Foreign currency	(9,240)
Forward foreign currency exchange contracts	78,656
Net change in unrealized appreciation (depreciation)	$(9,658,960)

Net realized and unrealized loss	$(7,250,263)

Net increase in net assets from operations	$5,054,671

33	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$12,304,934	$12,545,322
Net realized gain	2,408,697	2,465,258
Net change in unrealized appreciation (depreciation)	(9,658,960)	7,293,976
Net increase in net assets from operations	$5,054,671	$22,304,556
Distributions to shareholders(1)	$(15,180,626)	$(16,312,002)
Tax return of capital to shareholders	$—	$(1,309,325)

Net increase (decrease) in net assets	$(10,125,955)	$4,683,229

Net Assets
At beginning of year	$273,837,288	$269,154,059
At end of year	$263,711,333	$273,837,288 (2)

(1)	For the year ended October 31, 2017, the source of distributions was from net investment income.

(2)	Includes accumulated distributions in excess of net investment income of $(948,004) at October 31, 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated.

34	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2018
Net increase in net assets from operations	$5,054,671
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(113,030,021)
Investments sold and principal repayments	106,185,794
Decrease in short-term investments, net, excluding foreign government securities	7,007,534
Net amortization/accretion of premium (discount)	6,072,363
Amortization of prepaid upfront fees on notes payable	63,819
Decrease in deposits for derivatives collateral — financial futures contracts	537,322
Decrease in deposits for derivatives collateral — centrally cleared swap contracts	103,093
Decrease in deposits for derivatives collateral — OTC derivatives	289,996
Decrease in interest receivable	121,224
Increase in dividends receivable from affiliated investment	(8,837)
Increase in receivable for variation margin on open centrally cleared swap contracts	(16,325)
Increase in receivable for open forward foreign currency exchange contracts	(79,245)
Increase in receivable for open swap contracts	(123,444)
Increase in upfront payments on open non-centrally cleared swap contracts	(149,507)
Decrease in tax reclaims receivable	20,261
Increase in prepaid expenses and other assets	(5,619)
Increase in cash collateral due to broker	110,004
Increase in payable for variation margin on open financial futures contracts	13,473
Increase in payable for open forward foreign currency exchange contracts	589
Increase in payable for open swap contracts	526,405
Decrease in upfront receipts on open non-centrally cleared swap contracts	(90,724)
Decrease in payable to affiliate for investment adviser fee	(1,714)
Decrease in payable to affiliate for Trustees’ fees	(429)
Increase in accrued expenses	61,935
Increase in unfunded loan commitments	9,375
Net change in unrealized (appreciation) depreciation from investments	9,231,710
Net realized gain from investments	(874,082)
Net cash provided by operating activities	$21,029,621

Cash Flows From Financing Activities
Cash distributions paid	$(15,180,626)
Payment of prepaid upfront fees on notes payable	(60,000)
Proceeds from notes payable	38,000,000
Repayments of notes payable	(45,000,000)
Net cash used in financing activities	$(22,240,626)

Net decrease in cash*	$(1,211,005)

Cash at beginning of year(1)	$3,461,761

Cash at end of year(1)	$2,250,756

Supplemental disclosure of cash flow information
Cash paid for interest and fees on borrowings	$2,434,885

(1)	Balance includes foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $3,599.

35	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Financial Highlights

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$15.310	$15.050	$15.370	$16.460	$16.970

Income (Loss) From Operations
Net investment income(1)	$0.688	$0.702	$0.723	$0.777	$0.804
Net realized and unrealized gain (loss)	(0.399)	0.544	0.030	(0.860)	(0.261)

Total income (loss) from operations	$0.289	$1.246	$0.753	$(0.083)	$0.543

Less Distributions
From net investment income	$(0.849)	$(0.913)	$(0.635)	$(0.512)	$(0.759)
Tax return of capital	—	(0.073)	(0.445)	(0.568)	(0.321)

Total distributions	$(0.849)	$(0.986)	$(1.080)	$(1.080)	$(1.080)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$—	$—	$0.007	$0.073	$0.027

Net asset value — End of year	$14.750	$15.310	$15.050	$15.370	$16.460

Market value — End of year	$12.700	$14.190	$13.360	$13.580	$14.530

Total Investment Return on Net Asset Value(2)	2.56%	9.16%	6.10%	0.84%	4.10%

Total Investment Return on Market Value(2)	(4.63)%	13.86%	6.60%	0.87%	2.05%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$263,711	$273,837	$269,154	$275,694	$306,210
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	1.43%	1.49%	1.53%	1.51%	1.53%
Interest and fee expense(4)	0.93%	0.72%	0.61%	0.48%	0.36%
Total expenses(3)	2.36%	2.21%	2.14%	1.99%	1.89%
Net investment income	4.57%	4.61%	4.81%	4.84%	4.80%
Portfolio Turnover	32%	50%	42%	34%	41%
Senior Securities:
Total notes payable outstanding (in 000’s)	$76,000	$83,000	$102,000	$123,000	$128,000
Asset coverage per $1,000 of notes payable(5)	$4,470	$4,299	$3,639	$3,241	$3,392

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to borrowings for the purpose of financial leverage (see Note 7) and securities sold short.

(5)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

36	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Diversified Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of seeking capital appreciation to the extent consistent with its primary goal.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occuring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange.

37

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Notes to Financial Statements — continued

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments. At October 31, 2018, the Fund had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

38

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Notes to Financial Statements — continued

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses.

39

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Notes to Financial Statements — continued

Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 9. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

O  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

P  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

Q  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Distributions to Shareholders and Income Tax Information

The Fund intends to make monthly distributions to shareholders and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains and current year earnings and profits attributable to realized gains are considered to be from ordinary income. In certain circumstances, a portion of distributions to shareholders may include a return of capital component.

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017

Distributions declared from:
Ordinary income	$15,180,626	$16,312,002
Tax return of capital	$—	$1,309,325

During the year ended October 31, 2018, accumulated loss was decreased by $9,415,598 and paid-in capital was decreased by $9,415,598 due to distributions from earnings and profits attributable to current year realized gains and differences between book and tax accounting, primarily for tax straddle transactions and swap contracts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Capital loss carryforwards	$(816,962)
Net unrealized depreciation	$(8,025,788)

40

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Notes to Financial Statements — continued

At October 31, 2018, the Fund, for federal income tax purposes, had capital loss carryforwards of $816,962 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2019 and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

During the year ended October 31, 2018, capital loss carryforwards of $5,920,867 were utilized to offset net realized gains by the Fund.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$341,748,317

Gross unrealized appreciation	$7,521,443
Gross unrealized depreciation	(15,556,518)

Net unrealized depreciation	$(8,035,075)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.75% of the Fund’s average daily total leveraged assets, subject to the limitation described below, and is payable monthly. Total leveraged assets as referred to herein represent net assets plus liabilities or obligations attributable to investment leverage and the notional value of long and short forward currency contracts, futures contracts and swaps held by the Fund. The notional value of a contract for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into and remains constant throughout the life of the derivative contract. However, the derivative contracts are marked-to-market daily and any unrealized appreciation or depreciation is reflected in the Fund’s net assets. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions are netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in foreign obligations denominated in the same currency, total leveraged assets are calculated by excluding the smaller of the long or short position.

The advisory agreements provide that if investment leverage exceeds 40% of the Fund’s total leveraged assets, EVM will not receive a management fee on total leveraged assets in excess of this amount. As of October 31, 2018, the Fund’s investment leverage was 38% of its total leveraged assets. For the year ended October 31, 2018, the Fund’s investment adviser fee amounted to $3,280,695 or 0.75% of the Fund’s average daily total leveraged assets and 1.22% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended October 31, 2018 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$74,189,288	$87,228,509
U.S. Government and Agency Securities	37,534,479	18,395,131

	$111,723,767	$105,623,640

41

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Notes to Financial Statements — continued

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended October 31, 2018 and October 31, 2017.

At October 31, 2018, one shareholder owned 20.2% of the outstanding shares of the Fund.

On November 11, 2013, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended October 31, 2018 and October 31, 2017.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts, forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2018 is included in the Portfolio of Investments. At October 31, 2018, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Credit Risk: The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase of securities.

Foreign Exchange Risk: The Fund holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.

Interest Rate Risk: The Fund utilizes various interest rate derivatives including futures contracts and interest rate swaps to manage the duration of its portfolio and to hedge against fluctuations in securities prices due to interest rates.

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2018, the fair value of derivatives with credit-related contingent features in a net liability position was $1,344,920. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $1,071,314 at October 31, 2018.

The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at October 31, 2018 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2018.

42

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2018 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Accumulated loss*	$—	$—	$325,533	$325,533
Receivable for open forward foreign currency exchange contracts	—	178,325	—	178,325
Receivable/Payable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	316,735	—	—	316,735

Total Asset Derivatives	$316,735	$178,325	$325,533	$820,593

Derivatives not subject to master netting or similar agreements	$—	$—	$325,533	$325,533

Total Asset Derivatives subject to master netting or similar agreements	$316,735	$178,325	$—	$495,060

	Credit	Foreign Exchange	Interest Rate	Total

Accumulated loss*	$(129,352)	$—	$(236,591)	$(365,943)
Payable for open forward foreign currency exchange contracts	—	(1,639)	—	(1,639)
Payable/Receivable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	(1,343,281)	—	—	(1,343,281)

Total Liability Derivatives	$(1,472,633)	$(1,639)	$(236,591)	$(1,710,863)

Derivatives not subject to master netting or similar agreements	$(129,352)	$—	$(236,591)	$(365,943)

Total Liability Derivatives subject to master netting or similar agreements	$(1,343,281)	$(1,639)	$—	$(1,344,920)

*

For futures contracts and centrally cleared swap contracts, amount represents value as shown in the Portfolio of Investments. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared swap contracts, as applicable.

43

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Notes to Financial Statements — continued

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of October 31, 2018.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Bank of America, N.A.	$27,058	$(11,743)	$—	$—	$15,315	$—
Barclays Bank PLC	115,614	—	—	(110,004)	5,610	110,004
BNP Paribas	43,943	(43,943)	—	—	—	—
Citibank, N.A.	12,327	(12,327)	—	—	—	—
Deutsche Bank AG	81,911	(81,911)	—	—	—	—
Goldman Sachs International	125,153	(125,153)	—	—	—	—
Nomura International PLC	84,338	—	(56,918)	—	27,420	—
Standard Chartered Bank	4,611	(316)	—	—	4,295	—
State Street Bank and Trust Company	105	—	—	—	105	—

	$495,060	$(275,393)	$(56,918)	$(110,004)	$52,745	$110,004

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Bank of America, N.A.	$(11,743)	$11,743	$—	$—	$—	$—
BNP Paribas	(750,534)	43,943	706,591	—	—	—
Citibank, N.A.	(243,943)	12,327	231,616	—	—	—
Deutsche Bank AG	(101,481)	81,911	—	—	(19,570)	—
Goldman Sachs International	(236,903)	125,153	110,722	—	(1,028)	—
Standard Chartered Bank	(316)	316	—	—	—	—

	$(1,344,920)	$275,393	$1,048,929	$—	$(20,598)	$—

Total — Deposits for derivatives collateral — OTC derivatives						$110,004

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

44

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2018 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Financial futures contracts	$—	$—	$590,674
Swap contracts	589,301	—	76,983

Forward foreign currency exchange contracts	—	275,277	—

Total	$589,301	$275,277	$667,657

Change in unrealized appreciation (depreciation) —
Financial futures contracts	$—	$—	$(197,841)
Swap contracts	(459,201)	—	160,376

Forward foreign currency exchange contracts	—	78,656	—

Total	$(459,201)	$78,656	$(37,465)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2018, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts

$10,012,000	$8,678,000	$7,674,000	$78,469,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

7  Credit Agreement

The Fund has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $120 million ($140 million prior to March 20, 2018) pursuant to a 364-day revolving line of credit. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, in effect through March 19, 2019, the Fund pays a commitment fee of 0.15% on the borrowing limit. In connection with the renewal of the Agreement on March 20, 2018, the Fund paid an upfront fee of $60,000, which is being amortized to interest expense through March 19, 2019. The unamortized balance at October 31, 2018 is approximately $23,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. Also included in interest expense is $26,731 of amortization of previously paid upfront fees related to the period from November 1, 2017 through March 20, 2018 when the Agreement was renewed. The Fund is required to maintain certain net asset levels during the term of the Agreement. At October 31, 2018, the Fund had borrowings outstanding under the Agreement of $76,000,000 at an interest rate of 3.06%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at October 31, 2018 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2018. For the year ended October 31, 2018, the average borrowings under the Agreement and the average interest rate (excluding fees) were $85,405,479 and 2.60%, respectively.

8  Risks Associated with Foreign Investments

The Fund’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

45

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Notes to Financial Statements — continued

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2018, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$89,604,289	$447,343	$90,051,632
Corporate Bonds & Notes	—	47,597,448	—	47,597,448
Foreign Corporate Bonds	—	1,298,360	—	1,298,360
Foreign Government Securities	—	25,867,549	—	25,867,549
Sovereign Loans	—	3,037,250	—	3,037,250
Mortgage Pass-Throughs	—	36,470,215	—	36,470,215
Collateralized Mortgage Obligations	—	67,442,445	—	67,442,445
Commercial Mortgage-Backed Securities	—	15,575,687	—	15,575,687
Asset-Backed Securities	—	31,129,770	—	31,129,770
Common Stocks	97,872	425,274	1,576,124	2,099,270
Convertible Preferred Stocks	—	—	0	0
Short-Term Investments —
U.S. Treasury Obligations	—	2,992,497	—	2,992,497
Other	—	9,871,805	—	9,871,805

Total Investments	$97,872	$331,312,589	$2,023,467	$333,433,928
Forward Foreign Currency Exchange Contracts	$—	$178,325	$—	$178,325
Futures Contracts	131,203	—	—	131,203
Swap Contracts	—	511,065	—	511,065

Total	$229,075	$332,001,979	$2,023,467	$334,254,521

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,639)	$—	$(1,639)

Futures Contracts	(205,664)	—	—	(205,664)
Swap Contracts	—	(1,503,560)	—	(1,503,560)

Total	$(205,664)	$(1,505,199)	$—	$(1,710,863)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2018 is not presented.

46

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Notes to Financial Statements — continued

10  Legal Proceedings

In May 2015, the Fund was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Fund is approximately $932,000 (equal to 0.35% of net assets at October 31, 2018). The Fund cannot predict the outcome of these proceedings or the effect, if any, on the Fund’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Fund as incurred.

47

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Short Duration Diversified Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Diversified Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2018, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

48

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

49

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

50

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Short Duration Diversified Income Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

51

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Short Duration Diversified Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2021. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class III Trustee	Until 2020. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2021. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class II Trustee	Until 2019. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class III Trustee	Until 2020. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

52

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2019. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2020. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Class II Trustee	Until 2019. Trustee since 2018.

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Class III Trustee	Until 2020. Trustee since 2018.

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Class II Trustee	Until 2019. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class II Trustee	Until 2019. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Class I Trustee	Until 2021. Trustee since 2016.

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

53

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

54

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct AST, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2319    10.31.18

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2017 and October 31, 2018 by D&T for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/17	10/31/18
Audit Fees	$103,028	$103,149
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$25,743	$26,306
All Other Fees(3)	$0	$0

Total	$128,771	$129,455

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2017 and October 31, 2018; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/17	10/31/18
Registrant	$33,715	$26,306
Eaton Vance(1)	$56,434	$126,485

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), Valerie A. Mosley, William H. Park and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” of “Eaton Vance”) is the investment adviser of the Fund. Catherine M. McDermott, Sarah C. Orvin, Scott H. Page, Eric A. Stein, Payson F. Swaffield and Andrew Szczurowski comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments.

Ms. McDermott is a Vice President of EVM and has been a portfolio manager of the Fund since January 2008. Ms. Orvin is a Vice President of EVM and has been a portfolio manager of the Fund since December 2016. Mr. Page is a Vice President of EVM, has been a portfolio manager of the Fund since February 2005 and is Co-Director of EVM’s Floating-Rate Loan Group. Mr. Stein is a Vice President of EVM, has been a portfolio manager of the Fund since December 2012 and is Co-Director of EVM’s Global Income Group. Mr. Swaffield is a Vice President and Chief Income Investment Officer of EVM and has been a portfolio manager of the Fund since February 2005. Mr. Szczurowski is a Vice President of EVM and has been a portfolio manager of the Fund since November 2011. Ms. McDermott and Messrs. Page, Stein, Swaffield and Szczurowski have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars), in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Catherine C. McDermott
Registered Investment Companies	2	$2,605.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Sarah C. Orvin
Registered Investment Companies	1	$307.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Scott H. Page
Registered Investment Companies	13	$34,501.8	0	$0
Other Pooled Investment Vehicles	13	$8,957.7	1	$2.4
Other Accounts	6	$5,912.7	0	$0
Eric A. Stein(1)
Registered Investment Companies	15	$44,826.4	0	$0
Other Pooled Investment Vehicles	5	$515.0	1	$12.3
Other Accounts	0	$0	0	$0

Payson F. Swaffield
Registered Investment Companies	2	$2,493.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Andrew Szczurowski(1)
Registered Investment Companies	5	$6,816.3	0	$0
Other Pooled Investment Vehicles	1	$166.3	0	$0
Other Accounts	0	$0	0	$0

(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies and pooled investment vehicles that invest or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Catherine C. McDermott	None
Sarah C. Orvin	None
Scott H. Page	$100,001 - $500,000
Eric A. Stein	$1 - $10,000
Payson F. Swaffield	None
Andrew Szczurowski	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of EVC nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The Fund does not engage in securities lending.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 21, 2018

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 21, 2018